PRELIMINARY TERM SHEET

Renaissance Mortgage Acceptance Corp. 2004-4 Home Equity Loan Asset-Backed Certificates, Series 2004-4 $584,040,000 Offered Certificates (Approximate)

Delta Funding Corporation (Seller) Renaissance Mortgage Acceptance Corp. (Depositor)

This information is furnished to you solely by Greenwich Capital Markets, Inc. and not by the Issuer of the securities or any of its affiliates.  Greenwich Capital Markets, Inc. is acting as Underwriter and not acting as Agent for the Issuer or its affiliates in connection with the proposed transaction.  This Preliminary Term Sheet is provided for information purposes only, and does not constitute an offer to sell, nor a solicitation of an offer to buy, the referenced securities.  It does not purport to be all-inclusive or to contain all of the information that a prospective investor may require to make a full analysis of the transaction.  All amounts are approximate and subject to change.  The information contained herein supersedes information contained in any prior term sheet for this transaction.  In addition, the information contained herein will be superseded by information contained in term sheets circulated after the date hereof and by information contained in the Prospectus and Prospectus Supplement for this transaction.  An offering may be made only through the delivery of the Prospectus and Prospectus Supplement.

Renaissance Mortgage Acceptance Corp. 2004-4

Home Equity Loan Asset-Backed Certificates, Series 2004-4

$584,040,000 Offered Certificates (Approximate)

								Expected Ratings
Class(1)	Expected Size (2)	Home Equity Loan Group	Interest Type (3,4)	Principal Type	Expected WAL (yrs) Call/Mat (5)	Expected Principal Window (mos) Call/Mat (5)	Final Scheduled Distribution Date (6)	S & P	Moody's
AV-1	$53,000,000	I	Floating	Sen-Seq	0.81 / 0.81	1-21 / 1-21	January 2035	AAA	Aaa
AV-2	$31,800,000	I	Floating	Sen-Seq	3.00 / 3.00	21-70 / 21-70	January 2035	AAA	Aaa
AV-3	$9,700,000	I	Floating	Sen-Seq	7.44 / 8.60	70-98 / 70-185	January 2035	AAA	Aaa
MV-1	$10,800,000	I	Floating	Mez	5.02 / 5.30	41-98 / 41-156	January 2035	AA	Aa2
MV-2	$6,600,000	I	Floating	Mez	4.89 / 5.10	39-98 / 39-138	January 2035	A	A2
MV-3	$4,380,000	I	Floating	Mez	4.83 / 4.90	37-98 / 37-117	January 2035	BBB	Baa2
MV-4	$1,200,000	I	Floating	Mez	4.61 / 4.61	37-90 / 37-90	January 2035	BBB-	Baa3
AF-1	$140,000,000	II	Floating	Sen-Seq	0.90 / 0.90	1-19 / 1-19	January 2035	AAA	Aaa
AF-2	$72,000,000	II	Fixed	Sen-Seq	2.00 / 2.00	19-29 / 19-29	January 2035	AAA	Aaa
AF-3	$64,000,000	II	Fixed	Sen-Seq	3.00 / 3.00	29-46 / 29-46	January 2035	AAA	Aaa
AF-4	$53,400,000	II	Fixed	Sen-Seq	5.00 / 5.00	46-80 / 46-80	January 2035	AAA	Aaa
AF-5	$35,720,000	II	Fixed	Sen-Seq	8.00 / 10.82	80-98 / 80-219	January 2035	AAA	Aaa
AF-6	$34,000,000	II	Fixed	Sen-NAS	6.40 / 6.59	38-98 / 38-217	January 2035	AAA	Aaa
MF-1	$13,920,000	II	Fixed	Mez	5.60 / 6.22	37-98 / 37-177	January 2035	AA+	Aa1
MF-2	$13,200,000	II	Fixed	Mez	5.59 / 6.19	37-98 / 37-170	January 2035	AA	Aa2
MF-3	$7,680,000	II	Fixed	Mez	5.59 / 6.17	37-98 / 37-161	January 2035	AA-	Aa3
MF-4	$6,720,000	II	Fixed	Mez	5.59 / 6.14	37-98 / 37-155	January 2035	A+	A1
MF-5	$6,240,000	II	Fixed	Mez	5.59 / 6.11	37-98 / 37-149	January 2035	A	A2
MF-6	$5,280,000	II	Fixed	Mez	5.59 / 6.06	37-98 / 37-142	January 2035	A-	A3
MF-7	$4,800,000	II	Fixed	Mez	5.59 / 6.01	37-98 / 37-135	January 2035	BBB+	Baa1
MF-8	$4,800,000	II	Fixed	Mez	5.59 / 5.94	37-98 / 37-128	January 2035	BBB	Baa2
MF-9	$4,800,000	II	Fixed	Mez	5.59 / 5.82	37-98 / 37-119	January 2035	BBB-	Baa3

(1)

Certificate sizes are subject to a variance of +/- 5%.

(2)

Certificate sizes are subject to final rating agency approval.

(3)

All Certificates are subject to an interest rate cap, as described herein.

(4)

The Certificates are subject to a 10% Optional Termination.  The margin on the Class AV-1, Class AV-2, Class AV-3 and Class AF-1 Certificates will increase to an amount equal to 2x the original margin for each interest period after the holder of the Clean-Up Call Option first fails to exercise such option.  The margin on the Class MV Certificates will increase to an amount equal to 1.5x the original margin for each interest period after the holder of the Clean-Up Call Option first fails to exercise such option.  The interest rate on the Class AF-2, Class AF-3, Class AF-4, Class AF-5, Class AF-6 and Class MF Certificates will increase by 0.50% for each interest period after the holder of the Optional Termination first fails to exercise such option.

(5)

Calculated based on the Prepayment Pricing Speed.

(6)

The legal final maturity date was determined by adding one month to the latest maturity date of the Mortgage Loans expected to be acquired by the Trust.

This information is furnished to you solely by Greenwich Capital Markets, Inc. and not by the Issuer of the securities or any of its affiliates.  Greenwich Capital Markets, Inc. is acting as Underwriter and not acting as Agent for the Issuer or its affiliates in connection with the proposed transaction.  This Preliminary Term Sheet is provided for information purposes only, and does not constitute an offer to sell, nor a solicitation of an offer to buy, the referenced securities.  It does not purport to be all-inclusive or to contain all of the information that a prospective investor may require to make a full analysis of the transaction.  All amounts are approximate and subject to change.  The information contained herein supersedes information contained in any prior term sheet for this transaction.  In addition, the information contained herein will be superseded by information contained in term sheets circulated after the date hereof and by information contained in the Prospectus and Prospectus Supplement for this transaction.  An offering may be made only through the delivery of the Prospectus and Prospectus Supplement.

PREPAYMENT PRICING SPEED
Group I Mortgage Loans:	28% CPR
Group II Mortgage Loans:	23 HEP

SUMMARY OF TERMS
Issuer:	Renaissance Home Equity Loan Trust 2004-4 (the “Trust”).
Depositor:	Renaissance Mortgage Acceptance Corp.
Seller:	Delta Funding Corporation.
Servicer:	Ocwen Federal Bank FSB.
Master Servicer and Trustee:	Wells Fargo Bank, N.A. (“Wells Fargo”).
Custodian:	Wells Fargo Bank, N.A. (“Wells Fargo”).
Lead Underwriter:	Greenwich Capital Markets, Inc.
Co-Managers:	Citigroup Global Markets Inc. and Friedman, Billings, Ramsey & Co., Inc.
Cut-Off Date:	For any Mortgage Loan, the later of (i) the close of business on December 1, 2004 and (ii) the origination date of the Mortgage Loan.
Expected Pricing Date:	Week of November 15, 2004.
Expected Closing Date:	December 29, 2004.
Distribution Date:	The 25th day of each month, or if the 25th day is not a business day, then the next succeeding business day. The first Distribution Date is expected to be January 25, 2005.

This information is furnished to you solely by Greenwich Capital Markets, Inc. and not by the Issuer of the securities or any of its affiliates.  Greenwich Capital Markets, Inc. is acting as Underwriter and not acting as Agent for the Issuer or its affiliates in connection with the proposed transaction.  This Preliminary Term Sheet is provided for information purposes only, and does not constitute an offer to sell, nor a solicitation of an offer to buy, the referenced securities.  It does not purport to be all-inclusive or to contain all of the information that a prospective investor may require to make a full analysis of the transaction.  All amounts are approximate and subject to change.  The information contained herein supersedes information contained in any prior term sheet for this transaction.  In addition, the information contained herein will be superseded by information contained in term sheets circulated after the date hereof and by information contained in the Prospectus and Prospectus Supplement for this transaction.  An offering may be made only through the delivery of the Prospectus and Prospectus Supplement.

Record Dates:

With respect to any Distribution Date and each class of Fixed Rate Certificates, the last business day of the month immediately preceding the calendar month in which the Distribution Date occurs.

With respect to any Distribution Date and each class of Variable Rate Certificates, the last business day immediately preceding that Distribution Date so long as such class of certificates remains in book-entry form.

Offered Certificates:

The Class AF-1, Class AF-2, Class AF-3, Class AF-4, Class AF-5, Class AF-6, Class MF-1, Class MF-2, Class MF-3, Class MF-4, Class MF-5, Class MF-6, Class MF-7, Class MF-8, Class MF-9, Class AV-1, Class AV-2, Class AV-3, Class MV-1, Class MV-2, Class MV-3 and Class MV-4 Certificates.

Senior Certificates:	The Class AF-1, Class AF-2, Class AF-3, Class AF-4, Class AF-5, Class AF-6, Class AV-1, Class AV-2 and Class AV-3 Certificates.
MV Certificates:	The Class MV-1, Class MV-2, Class MV-3 and Class MV-4 Certificates (backed primarily by the Group I Mortgage Loans).
MF Certificates:	The Class MF-1, Class MF-2, Class MF-3, Class MF-4, Class MF-5, Class MF-6, Class MF-7, Class MF-8 and Class MF-9 Certificates (backed primarily by the Group II Mortgage Loans).
Subordinate Certificates:	The Class MF and Class MV Certificates.
Group I Certificates:	The Class AV-1, Class AV-2 and Class AV-3 Certificates (backed primarily by the Group I Mortgage Loans).
Group II Certificates:	The Class AF-1, Class AF-2, Class AF-3, Class AF-4, Class AF-5 and Class AF-6 Certificates (backed primarily by the Group II Mortgage Loans).
Fixed Rate Certificates:	The Class AF-2, Class AF-3, Class AF-4, Class AF-5, Class AF-6, and Class MF Certificates.
Variable Rate Certificates:	The Class AF-1, Group I Certificates and Class MV Certificates.
Delay Days:	24 days on the Fixed Rate Certificates. 0 days on the Variable Rate Certificates.
Day Count:	30/360 on the Fixed Rate Certificates. Actual/360 on the Variable Rate Certificates.
Accrued Interest:	The Fixed Rate Certificates will settle with accrued interest from December 1, 2004, on a 30/360 basis. The Variable Rate Certificates will settle flat (no accrued interest), on an actual/360 basis.

This information is furnished to you solely by Greenwich Capital Markets, Inc. and not by the Issuer of the securities or any of its affiliates.  Greenwich Capital Markets, Inc. is acting as Underwriter and not acting as Agent for the Issuer or its affiliates in connection with the proposed transaction.  This Preliminary Term Sheet is provided for information purposes only, and does not constitute an offer to sell, nor a solicitation of an offer to buy, the referenced securities.  It does not purport to be all-inclusive or to contain all of the information that a prospective investor may require to make a full analysis of the transaction.  All amounts are approximate and subject to change.  The information contained herein supersedes information contained in any prior term sheet for this transaction.  In addition, the information contained herein will be superseded by information contained in term sheets circulated after the date hereof and by information contained in the Prospectus and Prospectus Supplement for this transaction.  An offering may be made only through the delivery of the Prospectus and Prospectus Supplement.

Interest Accrual Period:

With respect to the Fixed Rate Certificates, interest accrues during the calendar month immediately preceding the then current Distribution Date.  With respect to the Variable Rate Certificates, interest accrues from the last Distribution Date (or in the case of the first Distribution Date, from the Closing Date) through the day immediately preceding the then current Distribution Date.

Registration:	Book-entry registration through The Depository Trust Company in the United States or upon request through Clearstream Banking Luxembourg or the Euroclear System in Europe.
The Mortgage Loans:

As of the Cut-off Date, the aggregate scheduled principal balance of the mortgage loans described herein will be approximately $382,512,602, consisting of approximately (i) $74,741,495 of adjustable rate Mortgage Loans (the “Initial Group I Mortgage Loans”) and (ii) approximately $307,771,107 of fixed rate Mortgage Loans (the “Initial Group II Mortgage Loans,” and together with the Initial Group I Mortgage Loans, the “Initial Mortgage Loans”).  See attached collateral descriptions for more information.

On or prior to the Closing Date, approximately $217,487,398 of additional mortgage loans having similar characteristics to the Initial Mortgage Loans will be added to the trust, consisting of (i) approximately $45,258,505 of additional adjustable rate Mortgage Loans (the “Additional Group I Mortgage Loans”) and (ii) approximately $172,228,893 of additional fixed rate Mortgage Loans (the “Additional Group II Mortgage Loans,” and together with the Additional Group I Mortgage Loans, the “Additional Mortgage Loans”).  On the Closing Date, the Initial Mortgage Loans and the Additional Mortgage Loans will be the “Mortgage Loans.”

Delinquency Advances:

For any month, if the Servicer receives a payment on a Mortgage Loan that is less than the full scheduled payment, or if no payment is received at all, the Servicer will advance its own funds to cover that shortfall.  However, the Servicer will make an advance only if it determines that the advance will be recoverable from future payments or collections on that Mortgage Loan.

Servicing Advances:

The Servicer will pay all out-of-pocket costs related to its obligations, including, but not limited to: (a) expenses in connection with a foreclosed Mortgage Loan prior to the liquidation of that Mortgage Loan, (b) the costs of any judicial proceedings, including foreclosures and (c) the cost of managing and liquidating property acquired in relation to the Mortgage Loans, as long as it deems such costs to be recoverable.  The Servicer is entitled to be reimbursed for these advances, therefore, these advances are not a form of credit enhancement.

Servicing Fee:

With respect to each Distribution Date, the Servicer will be entitled to a fee equal to 1/12 of 0.50% times the principal balance of each of the Mortgage Loans (the “Servicing Fee”), plus any reimbursable amounts.

Trustee Fee:	With respect to each Distribution Date, the Trustee will be entitled to a fee equal to 1/12 of 0.01% of the aggregate principal balance of the Mortgage Loans (the “Trustee Fee”).
Master Servicing Fee:

With respect to each Distribution Date, the Master Servicer will be entitled to a fee equal to 1/12 of 0.01% times the principal balance of each of the Mortgage Loans (the “Master Servicing Fee”), plus any reimbursable amounts.

This information is furnished to you solely by Greenwich Capital Markets, Inc. and not by the Issuer of the securities or any of its affiliates.  Greenwich Capital Markets, Inc. is acting as Underwriter and not acting as Agent for the Issuer or its affiliates in connection with the proposed transaction.  This Preliminary Term Sheet is provided for information purposes only, and does not constitute an offer to sell, nor a solicitation of an offer to buy, the referenced securities.  It does not purport to be all-inclusive or to contain all of the information that a prospective investor may require to make a full analysis of the transaction.  All amounts are approximate and subject to change.  The information contained herein supersedes information contained in any prior term sheet for this transaction.  In addition, the information contained herein will be superseded by information contained in term sheets circulated after the date hereof and by information contained in the Prospectus and Prospectus Supplement for this transaction.  An offering may be made only through the delivery of the Prospectus and Prospectus Supplement.

Compensating Interest:

The Servicer will provide the Trust the amount of any shortfall of interest on a Mortgage Loan that is caused by a full prepayment of the Mortgage Loan up to the amount of the aggregate Servicing Fee for the related period.

Optional Termination:

The terms of the transaction allow for a clean-up call of the Mortgage Loans and the retirement of the Offered Certificates, which may be exercised once the aggregate principal balance of the Mortgage Loans is less than or equal to 10% of the aggregate principal balance of the Closing Date Mortgage Loans as of the Closing Date.

Federal Tax Status:	For federal income tax purposes, the Trust will include one or more real estate mortgage investment conduits or “REMICs.”
ERISA Eligibility:	The Certificates are expected to be ERISA eligible.
SMMEA Eligibility:	The Group I Certificates and Class MV-1, Class MV-2 and Class MV-3 Certificates are expected to be SMMEA eligible.

Credit Enhancement Percentages –

Initial Credit Enhancement Percentages

Target Credit Enhancement Percentages

Group I and MV Certificates:

Group I

21.25%

Group I

42.50%

Class MV-1

12.25%

Class MV-1

24.50%

Class MV-2

6.75%

Class MV-2

13.50%

Class MV-3

3.10%

Class MV-3

6.20%

Class MV-4

2.10%

Class MV-4

4.20%

Credit Enhancement Percentages –

Group II and MF Certificates:

Initial Credit Enhancement Percentages

Target Credit Enhancement Percentages

Group II

16.85%

Group II

33.70%

Class MF-1

13.95%

Class MF-1

27.90%

Class MF-2

11.20%

Class MF-2

22.40%

Class MF-3

9.60%

Class MF-3

19.20%

Class MF-4

8.20%

Class MF-4

16.40%

Class MF-5

6.90%

Class MF-5

13.80%

Class MF-6

5.80%

Class MF-6

11.60%

Class MF-7

4.80%

Class MF-7

9.60%

Class MF-8

3.80%

Class MF-8

7.60%

Class MF-9

2.80%

Class MF-9

5.60%

Senior Enhancement Percentage:

The “Senior Enhancement Percentage” for a Distribution Date is equal to (i) the sum of (a) the aggregate principal balance of the related Subordinate Certificates and (b) the related Overcollateralization Amount divided by (ii) the aggregate principal balance of the related Mortgage Loans.

Credit Enhancement Percentage:

The “Credit Enhancement Percentage” for a Distribution Date is equal to (i) the sum of (a) the aggregate principal balance of the related Certificates that are subordinate to the applicable related Certificates and (b) the related Overcollateralization Amount divided by (ii) the related aggregate principal balance of the Mortgage Loans.

This information is furnished to you solely by Greenwich Capital Markets, Inc. and not by the Issuer of the securities or any of its affiliates.  Greenwich Capital Markets, Inc. is acting as Underwriter and not acting as Agent for the Issuer or its affiliates in connection with the proposed transaction.  This Preliminary Term Sheet is provided for information purposes only, and does not constitute an offer to sell, nor a solicitation of an offer to buy, the referenced securities.  It does not purport to be all-inclusive or to contain all of the information that a prospective investor may require to make a full analysis of the transaction.  All amounts are approximate and subject to change.  The information contained herein supersedes information contained in any prior term sheet for this transaction.  In addition, the information contained herein will be superseded by information contained in term sheets circulated after the date hereof and by information contained in the Prospectus and Prospectus Supplement for this transaction.  An offering may be made only through the delivery of the Prospectus and Prospectus Supplement.

CERTIFICATE RATES
Certificate Rates:

The Group I Certificates and Class MV Certificates will bear interest at a rate that adjusts monthly, equal to the lesser of (i) one-month LIBOR plus the applicable margin and (ii) the Group I Net Rate Cap.  The Class AF-1 Certificates will bear interest at a rate that adjusts monthly, equal to the lesser of (i) one-month LIBOR plus the applicable margin and (ii) the Group II Net Rate Cap. The Group II Certificates (other than the Class AF-1 Certificates) and Class MF Certificates will bear interest at a rate equal to the lesser of  its applicable fixed rate of interest and  the Group II Net Rate Cap.

Group I Net Rate Cap:

With respect to any Interest Accrual Period and the Group I Certificates, a rate per annum equal to the product of (i) the weighted average of the Adjusted Net Mortgage Rates on the Group I Mortgage Loans as of the beginning of the related Due Period multiplied by (ii) a fraction, the numerator of which is 30 and denominator of which is the actual number of days in the related Interest Accrual Period.

Group II Net Rate Cap:

With respect to an Interest Accrual Period and each class of the Group II Certificates, a rate per annum equal to the weighted average of the Adjusted Net Mortgage Rates on the Group II Mortgage Loans as of the beginning of the related Due Period, and with respect to the Class AF-1 Certificates only, multiplied by a fraction, the numerator of which is 30 and denominator of which is the actual number of days in the related Interest Accrual Period.

Adjusted Net Mortgage Rate:	The “Adjusted Net Mortgage Rate” for each Mortgage Loan is equal to the loan rate less the sum of (i) the Servicing Fee rate and (ii) Master Servicing Fee rate.
Group I Net Rate Cap Carryover:

If on any Distribution Date the Certificate Rate any class of the Group I Certificates or Class MV Certificates is based on the Group I Net Rate Cap, the affected class or classes of Group I Certificates and Class MV Certificates will be entitled to receive on that Distribution Date or subsequent Distribution Dates the Group I Net Rate Cap Carryover as described under the caption "DISTRIBUTIONS" below.  The Group I Net Rate Cap Carryover with respect to any Distribution Date is equal to the sum of (A) the excess of (1) the amount of interest that the Group I Certificates and Class MV Certificates, as applicable, would otherwise be entitled to receive on the Distribution Date had its interest rate been calculated at the Certificate Rate for such class and for such Distribution Date without regard to the Group I Net Rate Cap over (2) the amount of interest payable on such class at the Certificate Rate for such class for the Distribution Date and (B) the Group I Net Rate Cap Carryover for the previous Distribution Date not previously paid to the related class of Certificates (including any interest accrued on that amount at the related Certificate Rate without regard to the Group I Net Rate Cap).

Group II Net Rate Cap Carryover:

If on any Distribution Date the Certificate Rate for any class of the Group II Certificates or Class MF Certificates is based on the Group II Net Rate Cap, the affected class or classes of Group II Certificates and Class MF Certificates will be entitled to receive on that Distribution Date or subsequent Distribution Dates the related Group II Net Rate Cap Carryover as described under the caption "DISTRIBUTIONS" below.  The Group II Net Rate Cap Carryover with respect to any Distribution Date is equal to the sum of (A) the excess of (1) the amount of interest that the related class of Group II Certificates and Class MF Certificates, as applicable, would otherwise be entitled to receive on the Distribution Date had its interest rate been calculated at the respective Certificate Rate for such class and for such Distribution Date without regard to the Group II Net Rate Cap over (2) the amount of interest payable on such class at the respective Certificate Rate for such class for the Distribution Date and (B) the Group II Net Rate Cap Carryover for the previous Distribution Date not previously paid to the related class of Certificates (including any interest accrued on that amount at the related Certificate Rate without regard to the Group II Net Rate Cap).

Yield Maintenance Agreement:

On the Closing Date, the Trustee will enter into a “Yield Maintenance Agreement” with [the counterparty] to make payments in respect of any Group I Net Rate Cap Carryover on the Group I Certificates and Class MV Certificates pro rata based on the unpaid Group I Net Rate Carryover of the Group I Certificates and the Class MV Certificates.

This information is furnished to you solely by Greenwich Capital Markets, Inc. and not by the Issuer of the securities or any of its affiliates.  Greenwich Capital Markets, Inc. is acting as Underwriter and not acting as Agent for the Issuer or its affiliates in connection with the proposed transaction.  This Preliminary Term Sheet is provided for information purposes only, and does not constitute an offer to sell, nor a solicitation of an offer to buy, the referenced securities.  It does not purport to be all-inclusive or to contain all of the information that a prospective investor may require to make a full analysis of the transaction.  All amounts are approximate and subject to change.  The information contained herein supersedes information contained in any prior term sheet for this transaction.  In addition, the information contained herein will be superseded by information contained in term sheets circulated after the date hereof and by information contained in the Prospectus and Prospectus Supplement for this transaction.  An offering may be made only through the delivery of the Prospectus and Prospectus Supplement.

DISTRIBUTIONS

On each Distribution Date, the Trustee will make the following disbursements and transfers from monies then on deposit in the distribution account with respect to the related Mortgage Loans and apply the amounts in the following order of priority, in each case, to the extent of funds remaining:

A.

With respect to funds in the distribution account received with respect to Group I Mortgage Loans:

1.

To the Trustee, the Trustee Fee for Group I Mortgage Loans.

2.

Concurrently, to each class of Group I Certificates, the related Class Monthly Interest Amount and any related Class Interest Carryover Shortfall for the Distribution Date, allocated among each such class of Group I Certificates on a pro rata basis based on each Group I Certificate's Class Monthly Interest Amount and Class Interest Carryover Shortfall without priority among such Group I Certificates

3.

Sequentially, to the Class MV-1, Class MV-2, Class MV-3 and Class MV-4 Certificates, in that order, the related Class Monthly Interest Amount for the Distribution Date.

4.

To the Group I Certificates, an amount up to the Group I Senior Principal Distribution Amount for the Distribution Date, excluding any related Subordination Increase Amount included in that amount, concurrently as follows:

•

To the Group I Certificates, the Group I Senior Principal Distribution Amount, sequentially, to the Class AV-1, Class AV-2 and Class AV-3 Certificates, in that order, until the respective class principal balances of such Certificates have been reduced to zero.

5.

To the Class MV-1 Certificates, the Class MV-1 Principal Distribution Amount for the Distribution Date, excluding any Subordination Increase Amount included in that amount, until the class principal balance thereof is reduced to zero.

6.

To the Class MV-2 Certificates, the Class MV-2 Principal Distribution Amount for the Distribution Date, excluding any Subordination Increase Amount included in that amount, until the class principal balance thereof is reduced to zero.

7.

To the Class MV-3 Certificates, the Class MV-3 Principal Distribution Amount for the Distribution Date, excluding any Subordination Increase Amount included in that amount, until the class principal balance thereof is reduced to zero.

8.

To the Class MV-4 Certificates, the Class MV-4 Principal Distribution Amount for the Distribution Date, excluding any Subordination Increase Amount included in that amount, until the class principal balance thereof is reduced to zero.

9.

To the Group I Certificates and Class MV Certificates, the related Subordination Increase Amount for the applicable Distribution Date, allocated in the order of priority set forth in clauses 4 through 8 of this Section A.

10.

To the Group II Certificates and Class MF Certificates, the related Subordination Increase Amount for the applicable Distribution Date, allocated in the order of priority set forth in clauses 4 through 13 of Section B below.

11.

To the Class MV Certificates, sequentially, to the Class MV-1, Class MV-2, Class MV-3 and Class MV-4 Certificates, in that order, (a) any related Class Interest Carryover Shortfall and then (b) any related Class Principal Carryover Shortfall.

12.

To the Class MF Certificates, sequentially, to the Class MF-1, Class MF-2, Class MF-3, Class MF-4, Class MF-5, Class MF-6, Class MF-7, Class MF-8 and Class MF-9 Certificates, in that order, (a) any related Class Interest Carryover Shortfall and then (b) any related Class Principal Carryover Shortfall.

This information is furnished to you solely by Greenwich Capital Markets, Inc. and not by the Issuer of the securities or any of its affiliates.  Greenwich Capital Markets, Inc. is acting as Underwriter and not acting as Agent for the Issuer or its affiliates in connection with the proposed transaction.  This Preliminary Term Sheet is provided for information purposes only, and does not constitute an offer to sell, nor a solicitation of an offer to buy, the referenced securities.  It does not purport to be all-inclusive or to contain all of the information that a prospective investor may require to make a full analysis of the transaction.  All amounts are approximate and subject to change.  The information contained herein supersedes information contained in any prior term sheet for this transaction.  In addition, the information contained herein will be superseded by information contained in term sheets circulated after the date hereof and by information contained in the Prospectus and Prospectus Supplement for this transaction.  An offering may be made only through the delivery of the Prospectus and Prospectus Supplement.

13.

To the net rate cap fund, the amount required to be deposited therein pursuant to the pooling and servicing agreement, and from the net rate cap fund, to the Group I Certificates, on a pro-rata basis, then sequentially, to the Class MV-1, Class MV-2, Class MV-3 and Class MV-4 Certificates, in that order, the related Group I Net Rate Cap Carryover remaining unpaid after distributions of amount paid under the Yield Maintenance Agreement.

14.

To the net rate cap fund, the amount required to be deposited therein pursuant to the pooling and servicing agreement, and from the net rate cap fund, to the Group II Certificates, on a pro-rata basis, then sequentially, to the Class MF-1, Class MF-2, Class MF-3, Class MF-4, Class MF-5, Class MF-6, Class MF-7, Class MF-8 and Class MF-9 Certificates, in that order, the related Group II Net Rate Cap Carryover remaining unpaid after distributions pursuant to clause 18 of Section B below.

15.

To the holders of the non-offered certificates, the remainder.

B.

With respect to funds in the distribution account received with respect to Group II Mortgage Loans:

1.

Concurrently to the Trustee, the Trustee Fee for Group II Mortgage Loans.

2.

Concurrently, to each class of Group II Certificates, the related Class Monthly Interest Amount and any related Class Interest Carryover Shortfall for the Distribution Date, allocated among each such class of Group II Certificates on a pro rata basis based on each Group II Certificate’s Class Monthly Interest Amount and Class Interest Carryover Shortfall without priority among such Group II Certificates.

3.

Sequentially, to the Class MF-1, Class MF-2, Class MF-3, Class MF-4, Class MF-5, Class MF-6, Class MF-7, Class MF-8 and Class MF-9 Certificates, in that order, the related Class Monthly Interest Amount for the Distribution Date.

4.

To the Group II Certificates, an amount up to the Group II Senior Principal Distribution Amount for the Distribution Date, excluding any Subordination Increase Amount included in that amount, concurrently as follows:

•

To the Group II Certificates, the Group II Senior Principal Distribution Amount, first to the Class AF-6 Certificates, an amount equal to the Class AF-6 Lockout Distribution Amount; then, sequentially, to the Class AF-1, Class AF-2, Class AF-3, Class AF-4, Class AF-5 and Class AF-6 Certificates, in that order, until the respective class principal balances of such Certificates have been reduced to zero.

5.

To the Class MF-1 Certificates, the Class MF-1 Principal Distribution Amount for the Distribution Date, excluding any Subordination Increase Amount included in that amount, until the class principal balance thereof is reduced to zero.

6.

To the Class MF-2 Certificates, the Class MF-2 Principal Distribution Amount for the Distribution Date, excluding any Subordination Increase Amount included in that amount, until the class principal balance thereof is reduced to zero.

7.

To the Class MF-3 Certificates, the Class MF-3 Principal Distribution Amount for the Distribution Date, excluding any Subordination Increase Amount included in that amount, until the class principal balance thereof is reduced to zero.

8.

To the Class MF-4 Certificates, the Class MF-4 Principal Distribution Amount for the Distribution Date, excluding any Subordination Increase Amount included in that amount, until the class principal balance thereof is reduced to zero.

This information is furnished to you solely by Greenwich Capital Markets, Inc. and not by the Issuer of the securities or any of its affiliates.  Greenwich Capital Markets, Inc. is acting as Underwriter and not acting as Agent for the Issuer or its affiliates in connection with the proposed transaction.  This Preliminary Term Sheet is provided for information purposes only, and does not constitute an offer to sell, nor a solicitation of an offer to buy, the referenced securities.  It does not purport to be all-inclusive or to contain all of the information that a prospective investor may require to make a full analysis of the transaction.  All amounts are approximate and subject to change.  The information contained herein supersedes information contained in any prior term sheet for this transaction.  In addition, the information contained herein will be superseded by information contained in term sheets circulated after the date hereof and by information contained in the Prospectus and Prospectus Supplement for this transaction.  An offering may be made only through the delivery of the Prospectus and Prospectus Supplement.

9.

To the Class MF-5 Certificates, the Class MF-5 Principal Distribution Amount for the Distribution Date, excluding any Subordination Increase Amount included in that amount, until the class principal balance thereof is reduced to zero.

10.

To the Class MF-6 Certificates, the Class MF-6 Principal Distribution Amount for the Distribution Date, excluding any Subordination Increase Amount included in that amount, until the class principal balance thereof is reduced to zero.

11.

To the Class MF-7 Certificates, the Class MF-7 Principal Distribution Amount for the Distribution Date, excluding any Subordination Increase Amount included in that amount, until the class principal balance thereof is reduced to zero.

12.

To the Class MF-8 Certificates, the Class MF-8 Principal Distribution Amount for the Distribution Date, excluding any Subordination Increase Amount included in that amount, until the class principal balance thereof is reduced to zero.

13.

To the Class MF-9 Certificates, the Class MF-9 Principal Distribution Amount for the Distribution Date, excluding any Subordination Increase Amount included in that amount, until the class principal balance thereof is reduced to zero.

14.

To the Group II Certificates and Class MF Certificates, the related Subordination Increase Amount for the applicable Distribution Date, allocated in the order of priority set forth in clauses 4 through 13 of this Section B.

15.

To the Group I Certificates and Class MV Certificates, the related Subordination Increase Amount for the applicable Distribution Date, allocated in the order of priority set forth in clauses 4 through 8 of Section A above.

16.

To the Class MF Certificates, sequentially, Class MF-1, Class MF-2, Class MF-3, Class MF-4, Class MF-5, Class MF-6, Class MF-7, Class MF-8 and Class MF-9 Certificates, in that order, (a) any related Class Interest Carryover Shortfall and then (b) any related Class Principal Carryover Shortfall.

17.

To the Class MV Certificates, sequentially, Class MV-1, Class MV-2, Class MV-3 and Class MV-4 Certificates, in that order, (a) any related Class Interest Carryover Shortfall and then (b) any related Class Principal Carryover Shortfall.

18.

To the net rate cap fund, the amount required to be deposited therein pursuant to the pooling and servicing agreement, and from the net rate cap fund, to the Group II Certificates, on a pro-rata basis, then sequentially, to the Class MF-1, Class MF-2, Class MF-3, Class MF-4, Class MF-5, Class MF-6, Class MF-7, Class MF-8 and Class MF-9 Certificates, in that order, related Group II Net Rate Cap Carryover.

19.

To the net rate cap fund, the amount required to be deposited therein pursuant to the pooling and servicing agreement, and from the net rate cap fund, to the Group I Certificates, on a pro-rata basis, then sequentially, to the Class MV-1, Class MV-2, Class MV-3 and Class MV-4 Certificates, in that order, the related Group I Net Rate Cap Carryover remaining unpaid after distributions of amount paid under the Yield Maintenance Agreement and amounts distributed pursuant to clause 13 of Section A above.

20.

To the holders of the non-offered certificates, the remainder.

This information is furnished to you solely by Greenwich Capital Markets, Inc. and not by the Issuer of the securities or any of its affiliates.  Greenwich Capital Markets, Inc. is acting as Underwriter and not acting as Agent for the Issuer or its affiliates in connection with the proposed transaction.  This Preliminary Term Sheet is provided for information purposes only, and does not constitute an offer to sell, nor a solicitation of an offer to buy, the referenced securities.  It does not purport to be all-inclusive or to contain all of the information that a prospective investor may require to make a full analysis of the transaction.  All amounts are approximate and subject to change.  The information contained herein supersedes information contained in any prior term sheet for this transaction.  In addition, the information contained herein will be superseded by information contained in term sheets circulated after the date hereof and by information contained in the Prospectus and Prospectus Supplement for this transaction.  An offering may be made only through the delivery of the Prospectus and Prospectus Supplement.

CERTAIN DEFINITIONS
Basic Principal Amount:

As to any Distribution Date, an amount equal to the sum of the following amounts, without duplication, with respect to the mortgage loans in each mortgage loan group:  (1) each payment of principal on a mortgage loan due during the related Due Period and received by the Servicer; (2) the net liquidation proceeds allocable to principal, any recoveries and all full and partial principal prepayments received by the Servicer during the related prepayment period; (3) the portion of the purchase price allocable to principal of all repurchased defective mortgage loans with respect to that distribution date; (4) any substitution adjustment amounts received on or prior to the previous determination date and not yet distributed; and (5) any monthly advances with respect to scheduled payments of principal due during the related Due Period.

Class AF-6 Calculation Percentage:

For any Distribution Date will be the fraction, expressed as a percentage, the numerator of which is the class principal balance of the Class AF-6 Certificates and the denominator of which is the total of the class principal balances of all of the Group II Certificates, in each case before giving effect to distributions of principal on that Distribution Date.

Class AF-6 Lockout Distribution Amount:

For any Distribution Date will be an amount equal to the product of (1) the applicable Class AF-6 Lockout Percentage for that Distribution Date, (2) the Class AF-6 Calculation Percentage for that Distribution Date and (3) the Group II Principal Distribution Amount for that Distribution Date. In no event shall the Class AF-6 Lockout Distribution Amount exceed the outstanding class principal balance of the Class AF-6 Certificates or the Group II Principal Distribution Amount for the Distribution Date.

Class AF-6 Lockout Percentage:	For each Distribution Date will be as follows: Distribution Date Class AF6 Lockout Percentage 1 to 36 0% 37 to 60 45% 61 to 72 80% 73 to 84 100% 85 and thereafter 300%
Class Interest Carryover Shortfall:

Means, with respect to any class of Certificates and any Distribution Date, an amount equal to the sum of (1) the excess of the Class Monthly Interest Amount with respect to that class for the preceding Distribution Date and any outstanding Class Interest Carryover Shortfall with respect to that class from the preceding Distribution Date, over the amount in respect of interest that is actually distributed to the holders of the Certificates of that class on the preceding Distribution Date plus (2)one month's interest on the excess, to the extent permitted by law, at the related Certificate Rate for that class for the related Interest Accrual Period.

Class Monthly Interest Amount:

With respect to each class of Certificates means, with respect to any Distribution Date, the aggregate amount of interest accrued for the related Interest Accrual Period at the related Certificate Rate on the class principal balance of the related Certificates immediately prior to that Distribution Date minus the pro rata portion of any Civil Relief Act shortfalls during the related Due Period, based on the amount of interest to which such class would otherwise be entitled in the absence of the shortfall.

Class Principal Carryover Shortfall:

Means, with respect to any class of Subordinate Certificates and any Distribution Date, the excess, if any, of (1) the sum of (x) the amount of the reduction in the class principal balance of that class of Subordinate Certificates on the applicable Distribution Date attributable to the allocation of realized losses and (y) the amount of any such reductions on prior Distribution Dates over (2) the sum of (x) the amount distributed in respect of the related Class Principal Carryover Shortfall to such class on prior Distribution Dates and (y) the amount of any increases in the class principal balance of such class of Subordinate Certificates resulting from subsequent recoveries.

This information is furnished to you solely by Greenwich Capital Markets, Inc. and not by the Issuer of the securities or any of its affiliates.  Greenwich Capital Markets, Inc. is acting as Underwriter and not acting as Agent for the Issuer or its affiliates in connection with the proposed transaction.  This Preliminary Term Sheet is provided for information purposes only, and does not constitute an offer to sell, nor a solicitation of an offer to buy, the referenced securities.  It does not purport to be all-inclusive or to contain all of the information that a prospective investor may require to make a full analysis of the transaction.  All amounts are approximate and subject to change.  The information contained herein supersedes information contained in any prior term sheet for this transaction.  In addition, the information contained herein will be superseded by information contained in term sheets circulated after the date hereof and by information contained in the Prospectus and Prospectus Supplement for this transaction.  An offering may be made only through the delivery of the Prospectus and Prospectus Supplement.

Group I Cumulative Loss Event:

Shall have occurred with respect to any Distribution Date and the Group I Mortgage Loans, if the fraction, expressed as a percentage, obtained by dividing (x) the aggregate amount of cumulative realized losses incurred on the Group I Mortgage Loans from the Cut-Off Date through the last day of the related Due Period by (y) the aggregate principal balance of the Group I Mortgage Loans as of the Cut-Off Date, exceeds the applicable percentages described below with respect to such Distribution Date:

Distribution Date

Loss Percentage

January 2008 to December 2008

[TBD]% for the first month, plus an additional

1/12th of [TBD]% for each month thereafter.

January 2009 to December 2009

[TBD]% for the first month, plus an additional

1/12th of [TBD]% for each month thereafter.

January 2010 to December 2010

[TBD]% for the first month, plus an additional

1/12th of [TBD]% for each month thereafter.

January 2011 and thereafter

[TBD]%

Group I Delinquency Event:

A “Group I Delinquency Event” shall have occurred and be continuing, if at any time, (x) the three-month rolling average of the percentage equivalent of a fraction, (i) the numerator of which is the aggregate principal balance of the Group I Mortgage Loans that are any of the following (a) 60 or more days delinquent, (b) 60 or more days delinquent and in bankruptcy or foreclosure or (c) real estate owned properties as of the last day of the related prepayment period and (ii) the denominator of which is the aggregate principal balance of the Group I Mortgage Loans as of the last day of the related Due Period exceeds (y) [TBD]% of the related Senior Enhancement Percentage.

Group II Cumulative Loss Event:

Shall have occurred with respect to any Distribution Date and the Group II Mortgage Loans, if the fraction, expressed as a percentage, obtained by dividing (x) the aggregate amount of cumulative realized losses incurred on the Group II Mortgage Loans from the Cut-Off Date through the last day of the related Due Period by (y) the aggregate principal balance of the Group II Mortgage Loans as of the Cut-Off Date, exceeds the applicable percentages described below with respect to such Distribution Date:

Distribution Date

Loss Percentage

January 2008 to December 2008

[TBD]% for the first month, plus an additional

1/12th of [TBD]% for each month thereafter.

January 2009 to December 2009

[TBD]% for the first month, plus an additional

1/12th of [TBD]% for each month thereafter.

January 2010 to December 2010

[TBD]% for the first month, plus an additional

1/12th of [TBD]% for each month thereafter.

January 2011 and thereafter

[TBD]%

Group II Delinquency Event:

A “Group II Delinquency Event” shall have occurred and be continuing, if at any time, (x) the three-month rolling average of the percentage equivalent of a fraction, (i) the numerator of which is the aggregate principal balance of the Group II Mortgage Loans that are any of the following (a) 60 or more days delinquent, (b) 60 or more days delinquent and in bankruptcy or foreclosure or (c) real estate owned properties as of the last day of the related prepayment period and (ii) the denominator of which is the aggregate principal balance of the Group II Mortgage Loans as of the last day of the related Due Period exceeds (y) [TBD]% of the related Senior Enhancement Percentage.

Due Period:

With respect to each Distribution Date, the period from and including the second day of the month preceding the month of the applicable Distribution Date to and including the first day of the month of that Distribution Date.

This information is furnished to you solely by Greenwich Capital Markets, Inc. and not by the Issuer of the securities or any of its affiliates.  Greenwich Capital Markets, Inc. is acting as Underwriter and not acting as Agent for the Issuer or its affiliates in connection with the proposed transaction.  This Preliminary Term Sheet is provided for information purposes only, and does not constitute an offer to sell, nor a solicitation of an offer to buy, the referenced securities.  It does not purport to be all-inclusive or to contain all of the information that a prospective investor may require to make a full analysis of the transaction.  All amounts are approximate and subject to change.  The information contained herein supersedes information contained in any prior term sheet for this transaction.  In addition, the information contained herein will be superseded by information contained in term sheets circulated after the date hereof and by information contained in the Prospectus and Prospectus Supplement for this transaction.  An offering may be made only through the delivery of the Prospectus and Prospectus Supplement.

Excess Interest:

For each Distribution Date and each mortgage loan group, amounts remaining in the distribution account after the application of distributions pursuant to clauses (1) through (8) of Section A and clauses (1) through (13) of section B, as applicable, under “DISTRIBUTIONS” above.

Excess Overcollateralization Amount:

As to any Distribution Date and each mortgage loan group, the lesser of (i) the principal payments received on the related Mortgage Loans and (ii) the excess, if any, of the related Overcollateralization Amount over the related Required Overcollateralization Amount (assuming 100% of the principal payments received on the related Mortgage Loans are distributed to the related Offered Certificates).

OC Floor:	Means, with respect to each mortgage loan group, an amount equal to 0.50% of the aggregate principal balance of the related Mortgage Loans as of the related Cut-Off Date.
Overcollateralization Amount:

Means, with respect to each Distribution Date and each mortgage loan group, the excess, if any, of (1) the aggregate principal balance of the related Mortgage Loans as of the close of business on the last day of the preceding Due Period over (2) the aggregate class principal balance of the related Offered Certificates as of that Distribution Date (after taking into account the payment of the related Principal Distribution Amount on that Distribution Date).

Group I Principal Distribution Amount:

Means, with respect to any Distribution Date and the Group I Mortgage Loans, the lesser of (1) the aggregate class principal balances of the Group I Certificates and Class MV Certificates immediately preceding that Distribution Date and (2) the sum of (x) the related Basic Principal Amount for that Distribution Date minus the related Excess Overcollateralization Amount, if any, for that Distribution Date and (y) the related Subordination Increase Amount, if any, for that Distribution Date.

Group II Principal Distribution Amount:

Means, with respect to any Distribution Date and the Group II Mortgage Loans, the lesser of (1) the aggregate class principal balances of the Group II Certificates and Class MF Certificates immediately preceding that Distribution Date and (2) the sum of (x) the related Basic Principal immediately preceding that Distribution Date minus the related Excess Overcollateralization Amount, if any, for that Distribution Date and (y) the related Subordination Increase Amount, if any, for that Distribution Date.

Group I Required Overcollateralization Amount:

On any Distribution Date on which a Group I Cumulative Loss Event or a Group I Delinquency Event has not occurred, the Group I Required Overcollateralization Amount is equal to:

(i)

prior to the Stepdown Date,  2.10% of the aggregate principal balance of the Group I Mortgage Loans as of the related Cut-off Date

(ii)

on or after the Stepdown Date,  the greater of:

(a)

the lesser of:

i.

2.10% of the aggregate principal balance of the Group I Mortgage Loans as of the related Cut-off Date; and

ii.

4.20% of the current aggregate principal balance of the Group I Mortgage Loans as of the end of the related Due Period; and

(b)

the related OC Floor.

Notwithstanding the foregoing, any Distribution Date during the continuance of (a) a Group I Delinquency Event (whether or not a Group I Cumulative Loss Event is continuing), the Group I Required Overcollateralization Amount will equal the Group I Required Overcollateralization Amount in effect as of the immediately preceding Distribution Date or (b) a Group I Cumulative Loss Event (and a Group I Delinquency Event is not then continuing), the Group I Required Overcollateralization Amount will equal the lesser of (i) the Group I Required Overcollateralization Amount as of the preceding Distribution Date and (ii) 8.40% of the aggregate principal balance of the Group I Mortgage Loans as of the end of the related Due Period.  Under no circumstance shall the Group I Required Overcollateralization Amount be less than the related OC Floor.

This information is furnished to you solely by Greenwich Capital Markets, Inc. and not by the Issuer of the securities or any of its affiliates.  Greenwich Capital Markets, Inc. is acting as Underwriter and not acting as Agent for the Issuer or its affiliates in connection with the proposed transaction.  This Preliminary Term Sheet is provided for information purposes only, and does not constitute an offer to sell, nor a solicitation of an offer to buy, the referenced securities.  It does not purport to be all-inclusive or to contain all of the information that a prospective investor may require to make a full analysis of the transaction.  All amounts are approximate and subject to change.  The information contained herein supersedes information contained in any prior term sheet for this transaction.  In addition, the information contained herein will be superseded by information contained in term sheets circulated after the date hereof and by information contained in the Prospectus and Prospectus Supplement for this transaction.  An offering may be made only through the delivery of the Prospectus and Prospectus Supplement.

Group II Required Overcollateralization Amount:

On any Distribution Date on which a Group II Cumulative Loss Event or a Group II Delinquency Event has not occurred, the Group II Required Overcollateralization Amount is equal to:

(iii)

prior to the Stepdown Date,  2.80% of the aggregate principal balance of the Group II Mortgage Loans as of the related Cut-off Date

(iv)

on or after the Stepdown Date,  the greater of:

(a)

the lesser of:

i.

2.80% of the aggregate principal balance of the Group II Mortgage Loans as of the related Cut-off Date; and

ii.

5.60% of the current aggregate principal balance of the Group II Mortgage Loans as of the end of the related Due Period; and

(b)

the related OC Floor.

Notwithstanding the foregoing, any Distribution Date during the continuance of (a) a Group II Delinquency Event (whether or not a Group II Cumulative Loss Event is continuing), the Group II Required Overcollateralization Amount will equal the Group II Required Overcollateralization Amount in effect as of the immediately preceding Distribution Date or (b) a Group II Cumulative Loss Event (and a Group II Delinquency Event is not then continuing), the Group II Required Overcollateralization Amount will equal the lesser of (i) the Group II Required Overcollateralization Amount as of the preceding Distribution Date and (ii) 11.20% of the aggregate principal balance of the Group II Mortgage Loans as of the end of the related Due Period.  Under no circumstance shall the Group II Required Overcollateralization Amount be less than the related OC Floor.

Group I Stepdown Date:

Means the earlier to occur of (1) the Distribution Date after which the aggregate class principal balances of the Group I Certificates are reduced to zero, and (2) the later to occur of (A) the January 2008 Distribution Date, and (B) the first Distribution Date on which the related Senior Enhancement Percentage, assuming 100% of the Group I Principal Distribution Amount is distributed on the Group I Certificates on that Distribution Date, is at least equal to 42.50%.

Group II Stepdown Date:

Means the earlier to occur of (1) the Distribution Date after which the aggregate class principal balances of the Group II Certificates are reduced to zero, and (2) the later to occur of (A) the January 2008 Distribution Date, and (B) the first Distribution Date on which the related Senior Enhancement Percentage, assuming 100% of the Group II Principal Distribution Amount is distributed on the Group II Certificates on that Distribution Date, is at least equal to 33.70%.

Subordination Deficiency:

Means, with respect to any Distribution Date and each mortgage loan group, the excess, if any, of  (1)the related Required Overcollateralization Amount for that Distribution Date over (2) the related Overcollateralization Amount for that Distribution Date after giving effect to the distribution of the related Basic Principal Amount on that Distribution Date.

Subordination Increase Amount:	Means, with respect to the any Distribution Date and each mortgage loan group, the lesser of (1) the related Subordination Deficiency and (2) the related Excess Interest.
Subordination Required Overcollateralization Amount:

On any Distribution Date and with respect to each mortgage loan group, on or after the Stepdown Date on which a related Delinquency Event is not in effect, the related Subordination Required Overcollateralization Amount is equal to the related Required Overcollateralization Amount determined without regard to the related OC Floor minimum, otherwise, the related Subordination Required Overcollateralization Amount is equal to the related Required Overcollateralization Amount.

Group I Senior Principal Distribution Amount:

As to any Distribution Date (x) prior to the related Stepdown Date or if a Delinquency Trigger is in effect, 100% of the Group I Principal Distribution Amount or (y) on or after the related Stepdown Date if a Delinquency Event is not in effect, the excess, if any, of (A) the aggregate certificate principal balance of the Group I Certificates immediately prior to the applicable Distribution Date over (B) the lesser of: (i) 61.70% of the balance of the Group I Mortgage Loans as of the last day of the related due period less the related Subordination Required Overcollateralization Amount for that Distribution Date and (ii) the balance of the Group I Mortgage Loans as of the last day of the related due period minus the related OC Floor.

This information is furnished to you solely by Greenwich Capital Markets, Inc. and not by the Issuer of the securities or any of its affiliates.  Greenwich Capital Markets, Inc. is acting as Underwriter and not acting as Agent for the Issuer or its affiliates in connection with the proposed transaction.  This Preliminary Term Sheet is provided for information purposes only, and does not constitute an offer to sell, nor a solicitation of an offer to buy, the referenced securities.  It does not purport to be all-inclusive or to contain all of the information that a prospective investor may require to make a full analysis of the transaction.  All amounts are approximate and subject to change.  The information contained herein supersedes information contained in any prior term sheet for this transaction.  In addition, the information contained herein will be superseded by information contained in term sheets circulated after the date hereof and by information contained in the Prospectus and Prospectus Supplement for this transaction.  An offering may be made only through the delivery of the Prospectus and Prospectus Supplement.

Group II Senior Principal Distribution Amount:

As to any Distribution Date (x) prior to the related Stepdown Date or if a Delinquency Trigger is in effect, 100% of the Group II Principal Distribution Amount or (y) on or after the related Stepdown Date if a Delinquency Event is not in effect, the excess, if any, of (A) the aggregate certificate principal balance of the Group II Certificates immediately prior to the applicable Distribution Date over (B) the lesser of: (i) 71.90% of the balance of the Group II Mortgage Loans as of the last day of the related due period less the related Subordination Required Overcollateralization Amount for that Distribution Date and (ii) the balance of the Group II Mortgage Loans as of the last day of the related due period minus the related OC Floor.

Class MV-1 Principal Distribution Amount:

As to any Distribution Date on or after the related Stepdown Date, (x) 100% of the Group I Principal Distribution Amount if the Group I Certificates have been reduced to zero and a Group I Delinquency Event is in effect, or (y) if the Group I Certificates are outstanding and a Group I Delinquency Event is not in effect, the excess of:

(a)

the sum of:

(i)

the aggregate class principal balance of the Group I Certificates, after taking into account distributions of the Group I Principal Distribution Amount for the applicable Distribution Date, and

(ii)

the class principal balance of the Class MV-1 Certificates immediately prior to the applicable Distribution Date; over

 (b)

the lesser of:

(i)

79.70% of the balance of the Group I Mortgage Loans as of the last day of the related due period less the related Subordination Required Overcollateralization Amount for that Distribution Date, and

(ii) the balance of the Group I Mortgage Loans as of the last day of the related due period minus the related OC Floor.

Class MV-2 Principal Distribution Amount:

As to any Distribution Date on or after the related Stepdown Date, (x) 100% of the Group I Principal Distribution Amount if the Group I Certificates and Class MV-1 Certificates have been reduced to zero and a Group I Delinquency Event is in effect, or (y) if the Group I Certificates are outstanding and a Group I Delinquency Event is not in effect, the excess of:

(a)

the sum of:

(i)

the aggregate class principal balance of the Group I Certificates, after taking into account distributions of the Group I Principal Distribution Amount for the applicable Distribution Date,

(ii)

the class principal balance of the Class MV-1 Certificates, after taking into account distributions of the Class MV-1 Principal Distribution Amount for the applicable Distribution Date, and

(iii) the class principal balance of the Class MV-2 Certificates immediately prior to the applicable Distribution Date; over

(b)

the lesser of:

(i)

90.70% of the balance of the Group I Mortgage Loans as of the last day of the related due period less the related Subordination Required Overcollateralization Amount for that Distribution Date, and

(ii)

the balance of the Group I Mortgage Loans as of the last day of the related due period minus the related OC Floor.

This information is furnished to you solely by Greenwich Capital Markets, Inc. and not by the Issuer of the securities or any of its affiliates.  Greenwich Capital Markets, Inc. is acting as Underwriter and not acting as Agent for the Issuer or its affiliates in connection with the proposed transaction.  This Preliminary Term Sheet is provided for information purposes only, and does not constitute an offer to sell, nor a solicitation of an offer to buy, the referenced securities.  It does not purport to be all-inclusive or to contain all of the information that a prospective investor may require to make a full analysis of the transaction.  All amounts are approximate and subject to change.  The information contained herein supersedes information contained in any prior term sheet for this transaction.  In addition, the information contained herein will be superseded by information contained in term sheets circulated after the date hereof and by information contained in the Prospectus and Prospectus Supplement for this transaction.  An offering may be made only through the delivery of the Prospectus and Prospectus Supplement.

Class MV-3 Principal Distribution Amount:

As to any Distribution Date on or after the related Stepdown Date, (x) 100% of the Group I Principal Distribution Amount if the Group I Certificates, Class MV-1 and Class MV-2 Certificates have been reduced to zero and a Group I Delinquency Event is in effect, or (y) if the Group I Certificates are outstanding and a Group I Delinquency Event is not in effect, the excess of:

(a)

the sum of:

(i)

the aggregate class principal balance of the Group I Certificates, after taking into account distributions of the Group I Principal Distribution Amount for the applicable Distribution Date,

(ii)

the class principal balance of the Class MV-1 Certificates, after taking into account distributions of the Class MV-1 Principal Distribution Amount for the applicable Distribution Date,

(iii)

the class principal balance of the Class MV-2 Certificates, after taking into account distributions of the Class MV-2 Principal Distribution Amount for the applicable Distribution Date,

(iv)

the class principal balance of the Class MV-3 Certificates immediately prior to the applicable Distribution Date; over

(b)

the lesser of:

(i)

98.00% of the balance of the Group I Mortgage Loans as of the last day of the related due period less the related  Subordination Required Overcollateralization Amount for that Distribution Date, and

(ii)

the balance of the Group I Mortgage Loans as of the last day of the related due period minus the related OC Floor.

Class MV-4 Principal Distribution Amount:

As to any Distribution Date on or after the related Stepdown Date, (x) 100% of the Group I Principal Distribution Amount if the Group I Certificates, Class MV-1, Class MV-2 and Class MV-3 Certificates have been reduced to zero and a Group I Delinquency Event is in effect, or (y) if the Group I Certificates are outstanding and a Group I Delinquency Event is not in effect, the excess of:

(a)

the sum of:

(i)

the aggregate class principal balance of the Group I Certificates, after taking into account distributions of the Group I Principal Distribution Amount for the applicable Distribution Date,

(ii)

the class principal balance of the Class MV-1 Certificates, after taking into account distributions of the Class MV-1 Principal Distribution Amount for the applicable Distribution Date,

(iii)

the class principal balance of the Class MV-2 Certificates, after taking into account distributions of the Class MV-2 Principal Distribution Amount for the applicable Distribution Date,

(iv)

the class principal balance of the Class MV-3 Certificates, after taking into account distributions of the Class MV-3 Principal Distribution Amount for the applicable Distribution Date,

(v)

the class principal balance of the Class MV-4 Certificates immediately prior to the applicable Distribution Date; over

 (b)

the lesser of:

(i)

100.00% of the balance of the Group I Mortgage Loans as of the last day of the related due period less the related Subordination Required Overcollateralization Amount for that Distribution Date, and

(ii)

the balance of the Group I Mortgage Loans as of the last day of the related due period minus the related OC Floor.

This information is furnished to you solely by Greenwich Capital Markets, Inc. and not by the Issuer of the securities or any of its affiliates.  Greenwich Capital Markets, Inc. is acting as Underwriter and not acting as Agent for the Issuer or its affiliates in connection with the proposed transaction.  This Preliminary Term Sheet is provided for information purposes only, and does not constitute an offer to sell, nor a solicitation of an offer to buy, the referenced securities.  It does not purport to be all-inclusive or to contain all of the information that a prospective investor may require to make a full analysis of the transaction.  All amounts are approximate and subject to change.  The information contained herein supersedes information contained in any prior term sheet for this transaction.  In addition, the information contained herein will be superseded by information contained in term sheets circulated after the date hereof and by information contained in the Prospectus and Prospectus Supplement for this transaction.  An offering may be made only through the delivery of the Prospectus and Prospectus Supplement.

Class MF-1 Principal Distribution Amount:

As to any Distribution Date on or after the related Stepdown Date, (x) 100% of the Group II Principal Distribution Amount if the Group II Certificates have been reduced to zero and a Group II Delinquency Event is in effect, or (y) if the Group II Certificates are outstanding and a Group II Delinquency Event is not in effect, the excess of:

 (a)

the sum of:

(i)

the aggregate class principal balance of the Group II Certificates, after taking into account distributions of the Group II Principal Distribution Amount for the applicable Distribution Date, and

(ii)

the class principal balance of the Class MF-1 Certificates immediately prior to the applicable Distribution Date; over

 (b)

the lesser of:

(i)

77.70% of the balance of the Group II Mortgage Loans as of the last day of the related due period less the related Subordination Required Overcollateralization Amount for that Distribution Date, and

(ii) the balance of the Group II Mortgage Loans as of the last day of the related due period minus the OC Floor.

Class MF-2 Principal Distribution Amount:

As to any Distribution Date on or after the related Stepdown Date, (x) 100% of the Group II Principal Distribution Amount if the Group II Certificates and Class MF-1 Certificates have been reduced to zero and a Group II Delinquency Event is in effect, or (y) if the Group II Certificates are outstanding and a Group II Delinquency Event is not in effect, the excess of:

(a)

the sum of:

(i)

the aggregate class principal balance of the Group II Certificates, after taking into account distributions of the Group II Principal Distribution Amount for the applicable Distribution Date,

(ii)

the class principal balance of the Class MF-1 Certificates, after taking into account distributions of the Class MF-1 Principal Distribution Amount for the applicable Distribution Date, and

(iii) the class principal balance of the Class MF-2 Certificates immediately prior to the applicable Distribution Date; over

(b)

the lesser of:

(i)

83.20% of the balance of the Group II Mortgage Loans as of the last day of the related due period less the Subordination Required Overcollateralization Amount for that Distribution Date, and

(ii)

the balance of the Group II Mortgage Loans as of the last day of the related due period minus the related OC Floor.

This information is furnished to you solely by Greenwich Capital Markets, Inc. and not by the Issuer of the securities or any of its affiliates.  Greenwich Capital Markets, Inc. is acting as Underwriter and not acting as Agent for the Issuer or its affiliates in connection with the proposed transaction.  This Preliminary Term Sheet is provided for information purposes only, and does not constitute an offer to sell, nor a solicitation of an offer to buy, the referenced securities.  It does not purport to be all-inclusive or to contain all of the information that a prospective investor may require to make a full analysis of the transaction.  All amounts are approximate and subject to change.  The information contained herein supersedes information contained in any prior term sheet for this transaction.  In addition, the information contained herein will be superseded by information contained in term sheets circulated after the date hereof and by information contained in the Prospectus and Prospectus Supplement for this transaction.  An offering may be made only through the delivery of the Prospectus and Prospectus Supplement.

Class MF-3 Principal Distribution Amount:

As to any Distribution Date on or after the related Stepdown Date, (x) 100% of the Group II Principal Distribution Amount if the Group II Certificates, Class MF-1 and Class MF-2 Certificates have been reduced to zero and a Group II Delinquency Event is in effect or (y) if the Group II Certificates are outstanding and a Group II Delinquency Event is not in effect, the excess of:

(a)

the sum of:

(v)

the aggregate class principal balance of the Group II Certificates, after taking into account distributions of the Group II Principal Distribution Amount for the applicable Distribution Date,

(vi)

the class principal balance of the Class MF-1 Certificates, after taking into account distributions of the Class MF-1 Principal Distribution Amount for the applicable Distribution Date,

(vii)

the class principal balance of the Class MF-2 Certificates, after taking into account distributions of the Class MF-2 Principal Distribution Amount for the applicable Distribution Date,

(viii)

the class principal balance of the Class MF-3 Certificates immediately prior to the applicable Distribution Date; over

(b)

the lesser of:

(i)

86.40% of the balance of the Group II Mortgage Loans as of the last day of the related due period less the related Subordination Required Overcollateralization Amount for that Distribution Date, and

(ii)

the balance of the Group II Mortgage Loans as of the last day of the related due period minus the related OC Floor.

Class MF-4 Principal Distribution Amount:

As to any Distribution Date on or after the related Stepdown Date, (x) 100% of the Group II Principal Distribution Amount if the Group II Certificates, Class MF-1, Class MF-2 and Class MF-3 Certificates have been reduced to zero and a Group II Delinquency Event is in effect, or (y) if the Group II Certificates are outstanding and a Group II Delinquency Event is not in effect, the excess of:

(a)

the sum of:

(vi)

the aggregate class principal balance of the Group II Certificates, after taking into account distributions of the Group II Principal Distribution Amount for the applicable Distribution Date,

(vii)

the class principal balance of the Class MF-1 Certificates, after taking into account distributions of the Class MF-1 Principal Distribution Amount for the applicable Distribution Date,

(viii)

the class principal balance of the Class MF-2 Certificates, after taking into account distributions of the Class MF-2 Principal Distribution Amount for the applicable Distribution Date,

(ix)

the class principal balance of the Class MF-3 Certificates, after taking into account distributions of the Class MF-3 Principal Distribution Amount for the applicable Distribution Date,

(x)

the class principal balance of the Class MF-4 Certificates immediately prior to the applicable Distribution Date; over

(b)

the lesser of:

(i)

89.20% of the balance of the Group II Mortgage Loans as of the last day of the related due period less the related Subordination Required Overcollateralization Amount for that Distribution Date, and

(ii)

the balance of the Group II Mortgage Loans as of the last day of the related due period minus the related OC Floor.

This information is furnished to you solely by Greenwich Capital Markets, Inc. and not by the Issuer of the securities or any of its affiliates.  Greenwich Capital Markets, Inc. is acting as Underwriter and not acting as Agent for the Issuer or its affiliates in connection with the proposed transaction.  This Preliminary Term Sheet is provided for information purposes only, and does not constitute an offer to sell, nor a solicitation of an offer to buy, the referenced securities.  It does not purport to be all-inclusive or to contain all of the information that a prospective investor may require to make a full analysis of the transaction.  All amounts are approximate and subject to change.  The information contained herein supersedes information contained in any prior term sheet for this transaction.  In addition, the information contained herein will be superseded by information contained in term sheets circulated after the date hereof and by information contained in the Prospectus and Prospectus Supplement for this transaction.  An offering may be made only through the delivery of the Prospectus and Prospectus Supplement.

Class MF-5 Principal Distribution Amount:

As to any Distribution Date on or after the related Stepdown Date, (x) 100% of the Group II Principal Distribution Amount if the Group II Certificates, Class MF-1, Class MF-2, Class MF-3 and Class MF-4 Certificates have been reduced to zero and a Group II Delinquency Event is in effect, or (y) if the Group II Certificates are outstanding and a Group II Delinquency Event is not in effect, the excess of:

(a)

the sum of:

(i)

the aggregate class principal balance of the Group II Certificates, after taking into account distributions of the Group II Principal Distribution Amount for the applicable Distribution Date,

(ii)

the class principal balance of the Class MF-1 Certificates, after taking into account distributions of the Class MF-1 Principal Distribution Amount for the applicable Distribution Date,

(iii)

the class principal balance of the Class MF-2 Certificates, after taking into account distributions of the Class MF-2 Principal Distribution Amount for the applicable Distribution Date,

(iv)

the class principal balance of the Class MF-3 Certificates, after taking into account distributions of the Class MF-3 Principal Distribution Amount for the applicable Distribution Date,

(v)

the class principal balance of the Class MF-4 Certificates, after taking into account distributions of the Class MF-4 Principal Distribution Amount for the applicable Distribution Date,

(vi)

 the class principal balance of the Class MF-5 Certificates immediately prior to the applicable Distribution Date; over

 (b)

the lesser of:

(i)

91.80% of the balance of the Group II Mortgage Loans as of the last day of the related due period less the related Subordination Required Overcollateralization Amount for that Distribution Date, and

(ii)

the balance of the Group II Mortgage Loans as of the last day of the related due period minus the related OC Floor.

This information is furnished to you solely by Greenwich Capital Markets, Inc. and not by the Issuer of the securities or any of its affiliates.  Greenwich Capital Markets, Inc. is acting as Underwriter and not acting as Agent for the Issuer or its affiliates in connection with the proposed transaction.  This Preliminary Term Sheet is provided for information purposes only, and does not constitute an offer to sell, nor a solicitation of an offer to buy, the referenced securities.  It does not purport to be all-inclusive or to contain all of the information that a prospective investor may require to make a full analysis of the transaction.  All amounts are approximate and subject to change.  The information contained herein supersedes information contained in any prior term sheet for this transaction.  In addition, the information contained herein will be superseded by information contained in term sheets circulated after the date hereof and by information contained in the Prospectus and Prospectus Supplement for this transaction.  An offering may be made only through the delivery of the Prospectus and Prospectus Supplement.

Class MF-6 Principal Distribution Amount:

As to any Distribution Date on or after the Group II Stepdown Date, (x) 100% of the Group II Principal Distribution Amount if the Group II Certificates, Class MF-1, Class MF-2, Class MF-3, Class MF-4 and Class MF-5 Certificates have been reduced to zero and a Group II Delinquency Event is in effect, or (y) if the Group II Certificates are outstanding and a Group II Delinquency Event is not in effect, the excess of:

(a)

the sum of:

(i)

the aggregate class principal balance of the Group II Certificates, after taking into account distributions of the Group II Principal Distribution Amount for the applicable Distribution Date,

(ii)

the class principal balance of the Class MF-1 Certificates, after taking into account distributions of the Class MF-1 Principal Distribution Amount for the applicable Distribution Date,

(iii)

the class principal balance of the Class MF-2 Certificates, after taking into account distributions of the Class MF-2 Principal Distribution Amount for the applicable Distribution Date,

(iv)

the class principal balance of the Class MF-3 Certificates, after taking into account distributions of the Class MF-3 Principal Distribution Amount for the applicable Distribution Date,

(v)

the class principal balance of the Class MF-4 Certificates, after taking into account distributions of the Class MF-4 Principal Distribution Amount for the applicable Distribution Date,

(vi)

 the class principal balance of the Class MF-5 Certificates after taking into account distributions of the Class MF-5 Principal Distribution Amount for the applicable Distribution Date;

(vii)

 the class principal balance of the Class MF-6 Certificates immediately prior to the applicable Distribution Date; over

 (b)

the lesser of:

(i)

94.00% of the balance of the Group II Mortgage Loans as of the last day of the related due  period less the related Subordination Required Overcollateralization Amount for that Distribution Date, and

(ii)

the balance of the Group II Mortgage Loans as of the last day of the related due period minus the related OC Floor.

This information is furnished to you solely by Greenwich Capital Markets, Inc. and not by the Issuer of the securities or any of its affiliates.  Greenwich Capital Markets, Inc. is acting as Underwriter and not acting as Agent for the Issuer or its affiliates in connection with the proposed transaction.  This Preliminary Term Sheet is provided for information purposes only, and does not constitute an offer to sell, nor a solicitation of an offer to buy, the referenced securities.  It does not purport to be all-inclusive or to contain all of the information that a prospective investor may require to make a full analysis of the transaction.  All amounts are approximate and subject to change.  The information contained herein supersedes information contained in any prior term sheet for this transaction.  In addition, the information contained herein will be superseded by information contained in term sheets circulated after the date hereof and by information contained in the Prospectus and Prospectus Supplement for this transaction.  An offering may be made only through the delivery of the Prospectus and Prospectus Supplement.

Class MF-7 Principal Distribution Amount:

As to any Distribution Date on or after the related Stepdown Date, (x) 100% of the Group II Principal Distribution Amount if the Group II Certificates, Class MF-1, Class MF-2, Class MF-3, Class MF-4, Class MF-5 and Class MF-6 Certificates have been reduced to zero and a Group II Delinquency Event is in effect, or or (y) if the Group II Certificates are outstanding and a Group II Delinquency Event is not in effect, the excess of:

(a)

the sum of:

(i)

the aggregate class principal balance of the Group II Certificates, after taking into account distributions of the Group II Principal Distribution Amount for the applicable Distribution Date,

(ii)

the class principal balance of the Class MF-1 Certificates, after taking into account distributions of the Class MF-1 Principal Distribution Amount for the applicable Distribution Date,

(iii)

the class principal balance of the Class MF-2 Certificates, after taking into account distributions of the Class MF-2 Principal Distribution Amount for the applicable Distribution Date,

(iv)

the class principal balance of the Class MF-3 Certificates, after taking into account distributions of the Class MF-3 Principal Distribution Amount for the applicable Distribution Date,

(v)

the class principal balance of the Class MF-4 Certificates, after taking into account distributions of the Class MF-4 Principal Distribution Amount for the applicable Distribution Date,

(vi)

the class principal balance of the Class MF-5 Certificates after taking into account distributions of the Class MF-5 Principal Distribution Amount for the applicable Distribution Date;

(vii)

the class principal balance of the Class MF-6 Certificates after taking into account distributions of the Class MF-6 Principal Distribution Amount for the applicable Distribution Date;

(viii)

the class principal balance of the Class MF-7 Certificates immediately prior to the applicable Distribution Date; over

 (b)

the lesser of:

(i)

96.00% of the balance of the Group II Mortgage Loans as of the last day of the related due period less the related Subordination Required Overcollateralization Amount for that Distribution Date, and

(ii)

the balance of the Group II Mortgage Loans as of the last day of the related due period minus the related OC Floor.

This information is furnished to you solely by Greenwich Capital Markets, Inc. and not by the Issuer of the securities or any of its affiliates.  Greenwich Capital Markets, Inc. is acting as Underwriter and not acting as Agent for the Issuer or its affiliates in connection with the proposed transaction.  This Preliminary Term Sheet is provided for information purposes only, and does not constitute an offer to sell, nor a solicitation of an offer to buy, the referenced securities.  It does not purport to be all-inclusive or to contain all of the information that a prospective investor may require to make a full analysis of the transaction.  All amounts are approximate and subject to change.  The information contained herein supersedes information contained in any prior term sheet for this transaction.  In addition, the information contained herein will be superseded by information contained in term sheets circulated after the date hereof and by information contained in the Prospectus and Prospectus Supplement for this transaction.  An offering may be made only through the delivery of the Prospectus and Prospectus Supplement.

Class MF-8 Principal Distribution Amount:

As to any Distribution Date on or after the related Stepdown Date, (x) 100% of the Group II Principal Distribution Amount if the Group II Certificates, Class MF-1, Class MF-2, Class MF-3, Class MF-4, Class MF-5, Class MF-6 and Class MF-7 Certificates have been reduced to zero and a Group II Delinquency Event is in effect, or (y) if the Group II Certificates are outstanding and a Group II Delinquency Event is not in effect, the excess of:

(a)

the sum of:

(i)

the aggregate class principal balance of the Group II Certificates, after taking into account distributions of the Group II Principal Distribution Amount for the applicable Distribution Date,

(ii)

the class principal balance of the Class MF-1 Certificates, after taking into account distributions of the Class MF-1 Principal Distribution Amount for the applicable Distribution Date,

(iii)

the class principal balance of the Class MF-2 Certificates, after taking into account distributions of the Class MF-2 Principal Distribution Amount for the applicable Distribution Date,

(iv)

the class principal balance of the Class MF-3 Certificates, after taking into account distributions of the Class MF-3 Principal Distribution Amount for the applicable Distribution Date,

(v)

the class principal balance of the Class MF-4 Certificates, after taking into account distributions of the Class MF-4 Principal Distribution Amount for the applicable Distribution Date,

(vi)

the class principal balance of the Class MF-5 Certificates after taking into account distributions of the Class MF-5 Principal Distribution Amount for the applicable Distribution Date;

(vii)

the class principal balance of the Class MF-6 Certificates after taking into account distributions of the Class MF-6 Principal Distribution Amount for the applicable Distribution Date;

(viii)

the class principal balance of the Class MF-7 Certificates after taking into account distributions of the Class MF-7 Principal Distribution Amount for the applicable Distribution Date;

(ix)

the class principal balance of the Class MF-8 Certificates immediately prior to the applicable Distribution Date; over

 (b)

the lesser of:

(i)

98.00% of the balance of the Group II Mortgage Loans as of the last day of the related due  period less the related Subordination Required Overcollateralization Amount for that Distribution Date, and

(ii)

the balance of the Group II Mortgage Loans as of the last day of the related due period minus the related OC Floor.

This information is furnished to you solely by Greenwich Capital Markets, Inc. and not by the Issuer of the securities or any of its affiliates.  Greenwich Capital Markets, Inc. is acting as Underwriter and not acting as Agent for the Issuer or its affiliates in connection with the proposed transaction.  This Preliminary Term Sheet is provided for information purposes only, and does not constitute an offer to sell, nor a solicitation of an offer to buy, the referenced securities.  It does not purport to be all-inclusive or to contain all of the information that a prospective investor may require to make a full analysis of the transaction.  All amounts are approximate and subject to change.  The information contained herein supersedes information contained in any prior term sheet for this transaction.  In addition, the information contained herein will be superseded by information contained in term sheets circulated after the date hereof and by information contained in the Prospectus and Prospectus Supplement for this transaction.  An offering may be made only through the delivery of the Prospectus and Prospectus Supplement.

Class MF-9 Principal Distribution Amount:

As to any Distribution Date on or after the Stepdown Date, (x) 100% of the Group II Principal Distribution Amount if the Group II Certificates, Class MF-1, Class MF-2, Class MF-3, Class MF-4, Class MF-5, Class MF-6, Class MF-7 and Class MF-8 Certificates have been reduced to zero and a Group II Delinquency Event is in effect, or (y) if the Group II Certificates are outstanding and a Group II Delinquency Event is not in effect, the excess of:

(a)

the sum of:

(i)

the aggregate class principal balance of the Group II Certificates, after taking into account distributions of the Group II Principal Distribution Amount for the applicable Distribution Date,

(ii)

the class principal balance of the Class MF-1 Certificates, after taking into account distributions of the Class MF-1 Principal Distribution Amount for the applicable Distribution Date,

(iii)

the class principal balance of the Class MF-2 Certificates, after taking into account distributions of the Class MF-2 Principal Distribution Amount for the applicable Distribution Date,

(iv)

the class principal balance of the Class MF-3 Certificates, after taking into account distributions of the Class MF-3 Principal Distribution Amount for the applicable Distribution Date,

(v)

the class principal balance of the Class MF-4 Certificates, after taking into account distributions of the Class MF-4 Principal Distribution Amount for the applicable Distribution Date,

(vi)

the class principal balance of the Class MF-5 Certificates after taking into account distributions of the Class MF-5 Principal Distribution Amount for the applicable Distribution Date;

(vii)

the class principal balance of the Class MF-6 Certificates after taking into account distributions of the Class MF-6 Principal Distribution Amount for the applicable Distribution Date;

(viii)

the class principal balance of the Class MF-7 Certificates after taking into account distributions of the Class MF-7 Principal Distribution Amount for the applicable Distribution Date;

(ix)

the class principal balance of the Class MF-8 Certificates after taking into account distributions of the Class MF-8 Principal Distribution Amount for the applicable Distribution Date;

(x)

the class principal balance of the Class MF-9 Certificates immediately prior to the applicable Distribution Date; over

 (b)

the lesser of:

(i)

100.00% of the balance of the Group II Mortgage Loans as of the last day of the related due  period less the related Subordination Required Overcollateralization Amount for that Distribution Date, and

(ii)

the balance of the Group II Mortgage Loans as of the last day of the related due period minus the related OC Floor.

COMPUTATIONAL MATERIALS DISCLAIMER

The attached tables and other statistical analyses (the “Computational Materials”) are privileged and intended for use by the addressee only.  These Computational Materials are furnished to you solely by Greenwich Capital Markets, Inc. and not by the issuer of the securities.  They may not be provided to any third party other than the addressee’s legal, tax, financial and/or accounting advisors for the purposes of evaluating said material.

Numerous assumptions were used in preparing the Computational Materials, which may or may not be reflected therein.  As such, no assurance can be given as to the Computational Materials’ accuracy, appropriateness or completeness in any particular context; nor as to whether the Computational Materials and/or the assumptions upon which they are based reflect present market conditions or future market performance.  These Computational Materials should not be construed as either projections or predictions or as legal, tax, financial or accounting advice.

Any weighted average lives, yields and principal payment periods shown in the Computational Materials are based on prepayment assumptions, and changes in such prepayment assumptions may dramatically affect such weighted average lives, yields and principal payment periods.  In addition, it is possible that prepayments on the underlying assets will occur at rates slower or faster than the rates shown in the attached Computational Materials.  Furthermore, unless otherwise provided, the Computational Materials assume no losses on the underlying assets and no interest shortfall.  The specific characteristics of the securities may differ from those shown in the Computational Materials due to differences between the actual underlying assets and the hypothetical underlying assets used in preparing the Computational Materials.  The principal amount and designation of any security described in the Computational Materials are subject to change prior to issuance.  Neither Greenwich Capital Markets, Inc. nor any of its affiliates makes any representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities.

Although a registration statement (including the Prospectus) relating to the securities discussed in this communication has been filed with the Securities and Exchange Commission and is effective, the final prospectus supplement relating to the securities discussed in this communication has not been filed with Securities and Exchange Commission.  This communication shall not constitute an offer to sell or the solicitation of an offer to buy nor shall there be any sale of the securities discussed in this communication in any state in which such offer, solicitation or sale would be unlawful prior to registration or qualification of such securities under the securities laws of any such state.  Prospective purchasers are referred to the final prospectus supplement relating to the securities discussed in this communication which supersede these Computational Materials and any matter discussed in this communication.  Once available, a final prospectus and prospectus supplement may be obtained by contacting the Greenwich Capital Markets, Inc. Trading Desk at (203) 625-6160.

Please be advised that the securities described herein may not be appropriate for all investors.  Potential investors must be willing to assume, among other things, market price volatility, prepayment, yield curve and interest rate risks.  Investors should make every effort to consider the risks of these securities.

If you have received this communication in error, please notify the sending party immediately by telephone and return the original to such party by mail.

This information is furnished to you solely by Greenwich Capital Markets, Inc. ("GCM") and not by the issuer of the securities or any of its affiliates.  GCM is acting as underwriter and not as agent for the issuer or its affiliates in connection with the proposed transaction.

Weighted Average Life Tables

Class AV-1 To Call
	14 CPR	21 CPR	28 CPR	35 CPR	42 CPR
WAL (yr)	1.68	1.11	0.81	0.63	0.51
MDUR (yr)	1.62	1.08	0.79	0.62	0.50
First Prin Pay	1	1	1	1	1
Last Prin Pay	44	29	21	16	13

Class AV-1 To Maturity
	14 CPR	21 CPR	28 CPR	35 CPR	42 CPR
WAL (yr)	1.68	1.11	0.81	0.63	0.51
MDUR (yr)	1.62	1.08	0.79	0.62	0.50
First Prin Pay	1	1	1	1	1
Last Prin Pay	44	29	21	16	13

Class AV-2 To Call
	14 CPR	21 CPR	28 CPR	35 CPR	42 CPR
WAL (yr)	6.70	4.41	3.00	2.01	1.60
MDUR (yr)	6.03	4.09	2.84	1.93	1.55
First Prin Pay	44	29	21	16	13
Last Prin Pay	145	96	70	34	27

Class AV-2 To Maturity
	14 CPR	21 CPR	28 CPR	35 CPR	42 CPR
WAL (yr)	6.70	4.41	3.00	2.01	1.60
MDUR (yr)	6.03	4.09	2.84	1.93	1.55
First Prin Pay	44	29	21	16	13
Last Prin Pay	145	96	70	34	27

This information is furnished to you solely by Greenwich Capital Markets, Inc. ("GCM") and not by the issuer of the securities or any of its affiliates.  GCM is acting as underwriter and not as agent for the issuer or its affiliates in connection with the proposed transaction.

Class AV-3 To Call
	14 CPR	21 CPR	28 CPR	35 CPR	42 CPR
WAL (yr)	14.39	9.99	7.44	5.18	2.52
MDUR (yr)	11.73	8.62	6.64	4.74	2.40
First Prin Pay	145	96	70	34	27
Last Prin Pay	181	129	98	78	34

Class AV-3 To Maturity
	14 CPR	21 CPR	28 CPR	35 CPR	42 CPR
WAL (yr)	16.95	11.70	8.60	5.99	2.52
MDUR (yr)	13.27	9.79	7.51	5.39	2.40
First Prin Pay	145	96	70	34	27
Last Prin Pay	320	246	185	144	34

Class AF-1 To Call
	50 PPC	75 PPC	100 PPC	125 PPC	150 PPC
WAL (yr)	1.48	1.11	0.90	0.78	0.69
MDUR (yr)	1.43	1.08	0.88	0.76	0.68
First Prin Pay	1	1	1	1	1
Last Prin Pay	34	24	19	16	14

Class AF-1 To Maturity
	50 PPC	75 PPC	100 PPC	125 PPC	150 PPC
WAL (yr)	1.48	1.11	0.90	0.78	0.69
MDUR (yr)	1.43	1.08	0.88	0.76	0.68
First Prin Pay	1	1	1	1	1
Last Prin Pay	34	24	19	16	14

This information is furnished to you solely by Greenwich Capital Markets, Inc. ("GCM") and not by the issuer of the securities or any of its affiliates.  GCM is acting as underwriter and not as agent for the issuer or its affiliates in connection with the proposed transaction.

Weighted Average Life Tables

Class AF-2 To Call
	50 PPC	75 PPC	100 PPC	125 PPC	150 PPC
WAL (yr)	3.66	2.57	2.00	1.65	1.40
MDUR (yr)	3.35	2.40	1.89	1.57	1.34
First Prin Pay	34	24	19	16	14
Last Prin Pay	55	38	29	24	20

Class AF-2 To Maturity
	50 PPC	75 PPC	100 PPC	125 PPC	150 PPC
WAL (yr)	3.66	2.57	2.00	1.65	1.40
MDUR (yr)	3.35	2.40	1.89	1.57	1.34
First Prin Pay	34	24	19	16	14
Last Prin Pay	55	38	29	24	20

Class AF-3 To Call
	50 PPC	75 PPC	100 PPC	125 PPC	150 PPC
WAL (yr)	5.98	4.02	3.00	2.36	1.98
MDUR (yr)	5.17	3.62	2.76	2.20	1.87
First Prin Pay	55	38	29	24	20
Last Prin Pay	99	63	46	33	28

Class AF-3 To Maturity
	50 PPC	75 PPC	100 PPC	125 PPC	150 PPC
WAL (yr)	5.98	4.02	3.00	2.36	1.98
MDUR (yr)	5.17	3.62	2.76	2.20	1.87
First Prin Pay	55	38	29	24	20
Last Prin Pay	99	63	46	33	28

This information is furnished to you solely by Greenwich Capital Markets, Inc. ("GCM") and not by the issuer of the securities or any of its affiliates.  GCM is acting as underwriter and not as agent for the issuer or its affiliates in connection with the proposed transaction.

Weighted Average Life Tables

Class AF-4 To Call
	50 PPC	75 PPC	100 PPC	125 PPC	150 PPC
WAL (yr)	11.13	7.24	5.00	3.69	2.63
MDUR (yr)	8.39	5.95	4.33	3.30	2.42
First Prin Pay	99	63	46	33	28
Last Prin Pay	175	124	80	59	36

Class AF-4 To Maturity
	50 PPC	75 PPC	100 PPC	125 PPC	150 PPC
WAL (yr)	11.13	7.24	5.00	3.69	2.63
MDUR (yr)	8.39	5.95	4.33	3.30	2.42
First Prin Pay	99	63	46	33	28
Last Prin Pay	175	124	80	59	36

Class AF-5 To Call
	50 PPC	75 PPC	100 PPC	125 PPC	150 PPC
WAL (yr)	15.05	10.72	8.00	6.04	4.64
MDUR (yr)	9.93	7.87	6.29	4.99	3.98
First Prin Pay	175	124	80	59	36
Last Prin Pay	181	129	98	78	64

Class AF-5 To Maturity
	50 PPC	75 PPC	100 PPC	125 PPC	150 PPC
WAL (yr)	19.35	14.37	10.82	7.88	5.43
MDUR (yr)	11.44	9.52	7.80	6.09	4.48
First Prin Pay	175	124	80	59	36
Last Prin Pay	329	275	219	176	146

This information is furnished to you solely by Greenwich Capital Markets, Inc. ("GCM") and not by the issuer of the securities or any of its affiliates.  GCM is acting as underwriter and not as agent for the issuer or its affiliates in connection with the proposed transaction.

Weighted Average Life Tables

Class AF-6 To Call
	50 PPC	75 PPC	100 PPC	125 PPC	150 PPC
WAL (yr)	7.64	6.91	6.40	5.78	5.13
MDUR (yr)	6.12	5.66	5.32	4.90	4.43
First Prin Pay	37	37	38	42	47
Last Prin Pay	181	129	98	78	64

Class AF-6 To Maturity
	50 PPC	75 PPC	100 PPC	125 PPC	150 PPC
WAL (yr)	7.66	6.97	6.59	6.42	6.45
MDUR (yr)	6.13	5.69	5.44	5.33	5.35
First Prin Pay	37	37	38	42	47
Last Prin Pay	326	272	217	174	143

Class MV-1 To Call
	14 CPR	21 CPR	28 CPR	35 CPR	42 CPR
WAL (yr)	9.40	6.35	5.02	4.82	4.57
MDUR (yr)	8.00	5.65	4.59	4.44	4.22
First Prin Pay	53	37	41	46	34
Last Prin Pay	181	129	98	78	64

Class MV-1 To Maturity
	14 CPR	21 CPR	28 CPR	35 CPR	42 CPR
WAL (yr)	10.07	6.77	5.30	5.02	5.23
MDUR (yr)	8.41	5.95	4.80	4.60	4.76
First Prin Pay	53	37	41	46	34
Last Prin Pay	289	210	156	121	115

This information is furnished to you solely by Greenwich Capital Markets, Inc. ("GCM") and not by the issuer of the securities or any of its affiliates.  GCM is acting as underwriter and not as agent for the issuer or its affiliates in connection with the proposed transaction.

Weighted Average Life Tables

Class MV-2 To Call
	14 CPR	21 CPR	28 CPR	35 CPR	42 CPR
WAL (yr)	9.40	6.35	4.89	4.26	4.16
MDUR (yr)	7.79	5.54	4.39	3.89	3.82
First Prin Pay	53	37	39	40	43
Last Prin Pay	181	129	98	78	64

Class MV-2 To Maturity
	14 CPR	21 CPR	28 CPR	35 CPR	42 CPR
WAL (yr)	9.97	6.68	5.10	4.40	4.25
MDUR (yr)	8.11	5.76	4.55	4.00	3.89
First Prin Pay	53	37	39	40	43
Last Prin Pay	263	186	138	106	85

Class MV-3 To Call
	14 CPR	21 CPR	28 CPR	35 CPR	42 CPR
WAL (yr)	9.40	6.34	4.83	4.08	3.74
MDUR (yr)	7.46	5.36	4.24	3.66	3.39
First Prin Pay	53	37	37	38	39
Last Prin Pay	181	129	98	78	64

Class MV-3 To Maturity
	14 CPR	21 CPR	28 CPR	35 CPR	42 CPR
WAL (yr)	9.71	6.48	4.90	4.11	3.76
MDUR (yr)	7.62	5.45	4.29	3.68	3.41
First Prin Pay	53	37	37	38	39
Last Prin Pay	231	159	117	90	72

This information is furnished to you solely by Greenwich Capital Markets, Inc. ("GCM") and not by the issuer of the securities or any of its affiliates.  GCM is acting as underwriter and not as agent for the issuer or its affiliates in connection with the proposed transaction.

Weighted Average Life Tables

Class MV-4 To Call
	14 CPR	21 CPR	28 CPR	35 CPR	42 CPR
WAL (yr)	9.23	6.14	4.61	3.86	3.47
MDUR (yr)	6.82	4.95	3.91	3.36	3.07
First Prin Pay	53	37	37	38	38
Last Prin Pay	181	123	90	69	55

Class MV-4 To Maturity
	14 CPR	21 CPR	28 CPR	35 CPR	42 CPR
WAL (yr)	9.23	6.14	4.61	3.86	3.47
MDUR (yr)	6.82	4.95	3.91	3.36	3.07
First Prin Pay	53	37	37	38	38
Last Prin Pay	182	123	90	69	55

Class MF-1 To Call
	50 PPC	75 PPC	100 PPC	125 PPC	150 PPC
WAL (yr)	10.32	7.33	5.60	4.67	4.26
MDUR (yr)	7.62	5.84	4.68	4.02	3.72
First Prin Pay	63	44	37	41	44
Last Prin Pay	181	129	98	78	64

Class MF-1 To Maturity
	50 PPC	75 PPC	100 PPC	125 PPC	150 PPC
WAL (yr)	11.24	8.10	6.22	5.18	4.69
MDUR (yr)	7.98	6.22	5.04	4.34	4.02
First Prin Pay	63	44	37	41	44
Last Prin Pay	294	228	177	142	117

This information is furnished to you solely by Greenwich Capital Markets, Inc. ("GCM") and not by the issuer of the securities or any of its affiliates.  GCM is acting as underwriter and not as agent for the issuer or its affiliates in connection with the proposed transaction.

Weighted Average Life Tables

Class MF-2 To Call
	50 PPC	75 PPC	100 PPC	125 PPC	150 PPC
WAL (yr)	10.32	7.33	5.59	4.64	4.16
MDUR (yr)	7.58	5.82	4.66	3.98	3.63
First Prin Pay	63	44	37	40	42
Last Prin Pay	181	129	98	78	64

Class MF-2 To Maturity
	50 PPC	75 PPC	100 PPC	125 PPC	150 PPC
WAL (yr)	11.21	8.07	6.19	5.13	4.56
MDUR (yr)	7.92	6.18	5.00	4.29	3.91
First Prin Pay	63	44	37	40	42
Last Prin Pay	286	219	170	136	113

Class MF-3 To Call
	50 PPC	75 PPC	100 PPC	125 PPC	150 PPC
WAL (yr)	10.32	7.33	5.59	4.61	4.09
MDUR (yr)	7.54	5.79	4.64	3.94	3.57
First Prin Pay	63	44	37	39	41
Last Prin Pay	181	129	98	78	64

Class MF-3 To Maturity
	50 PPC	75 PPC	100 PPC	125 PPC	150 PPC
WAL (yr)	11.18	8.04	6.17	5.08	4.48
MDUR (yr)	7.87	6.14	4.97	4.24	3.84
First Prin Pay	63	44	37	39	41
Last Prin Pay	276	209	161	130	107

This information is furnished to you solely by Greenwich Capital Markets, Inc. ("GCM") and not by the issuer of the securities or any of its affiliates.  GCM is acting as underwriter and not as agent for the issuer or its affiliates in connection with the proposed transaction.

Weighted Average Life Tables

Class MF-4 To Call
	50 PPC	75 PPC	100 PPC	125 PPC	150 PPC
WAL (yr)	10.32	7.33	5.59	4.61	4.06
MDUR (yr)	7.46	5.75	4.61	3.92	3.52
First Prin Pay	63	44	37	39	40
Last Prin Pay	181	129	98	78	64

Class MF-4 To Maturity
	50 PPC	75 PPC	100 PPC	125 PPC	150 PPC
WAL (yr)	11.15	8.00	6.14	5.06	4.43
MDUR (yr)	7.77	6.07	4.92	4.21	3.78
First Prin Pay	63	44	37	39	40
Last Prin Pay	268	201	155	125	103

Class MF-5 To Call
	50 PPC	75 PPC	100 PPC	125 PPC	150 PPC
WAL (yr)	10.32	7.33	5.59	4.59	4.03
MDUR (yr)	7.42	5.72	4.60	3.89	3.49
First Prin Pay	63	44	37	38	39
Last Prin Pay	181	129	98	78	64

Class MF-5 To Maturity
	50 PPC	75 PPC	100 PPC	125 PPC	150 PPC
WAL (yr)	11.10	7.96	6.11	5.01	4.38
MDUR (yr)	7.71	6.03	4.89	4.16	3.73
First Prin Pay	63	44	37	38	39
Last Prin Pay	260	193	149	120	99

This information is furnished to you solely by Greenwich Capital Markets, Inc. ("GCM") and not by the issuer of the securities or any of its affiliates.  GCM is acting as underwriter and not as agent for the issuer or its affiliates in connection with the proposed transaction.

Weighted Average Life Tables

Class MF-6 To Call
	50 PPC	75 PPC	100 PPC	125 PPC	150 PPC
WAL (yr)	10.32	7.33	5.59	4.59	4.00
MDUR (yr)	7.38	5.70	4.58	3.88	3.46
First Prin Pay	63	44	37	38	39
Last Prin Pay	181	129	98	78	64

Class MF-6 To Maturity
	50 PPC	75 PPC	100 PPC	125 PPC	150 PPC
WAL (yr)	11.04	7.91	6.06	4.97	4.33
MDUR (yr)	7.65	5.98	4.85	4.13	3.68
First Prin Pay	63	44	37	38	39
Last Prin Pay	250	184	142	114	94

Class MF-7 To Call
	50 PPC	75 PPC	100 PPC	125 PPC	150 PPC
WAL (yr)	10.32	7.33	5.59	4.59	3.99
MDUR (yr)	7.30	5.65	4.55	3.86	3.44
First Prin Pay	63	44	37	38	38
Last Prin Pay	181	129	98	78	64

Class MF-7 To Maturity
	50 PPC	75 PPC	100 PPC	125 PPC	150 PPC
WAL (yr)	10.96	7.84	6.01	4.93	4.28
MDUR (yr)	7.53	5.90	4.79	4.08	3.63
First Prin Pay	63	44	37	38	38
Last Prin Pay	240	176	135	109	89

This information is furnished to you solely by Greenwich Capital Markets, Inc. ("GCM") and not by the issuer of the securities or any of its affiliates.  GCM is acting as underwriter and not as agent for the issuer or its affiliates in connection with the proposed transaction.

Weighted Average Life Tables

Class MF-8 To Call
	50 PPC	75 PPC	100 PPC	125 PPC	150 PPC
WAL (yr)	10.32	7.33	5.59	4.57	3.97
MDUR (yr)	7.26	5.63	4.54	3.84	3.41
First Prin Pay	63	44	37	37	38
Last Prin Pay	181	129	98	78	64

Class MF-8 To Maturity
	50 PPC	75 PPC	100 PPC	125 PPC	150 PPC
WAL (yr)	10.84	7.75	5.94	4.86	4.21
MDUR (yr)	7.45	5.83	4.73	4.02	3.57
First Prin Pay	63	44	37	37	38
Last Prin Pay	228	166	128	103	84

Class MF-9 To Call
	50 PPC	75 PPC	100 PPC	125 PPC	150 PPC
WAL (yr)	10.32	7.33	5.59	4.57	3.97
MDUR (yr)	7.26	5.63	4.54	3.83	3.41
First Prin Pay	63	44	37	37	38
Last Prin Pay	181	129	98	78	64

Class MF-9 To Maturity
	50 PPC	75 PPC	100 PPC	125 PPC	150 PPC
WAL (yr)	10.64	7.59	5.82	4.75	4.13
MDUR (yr)	7.39	5.76	4.67	3.95	3.52
First Prin Pay	63	44	37	37	38
Last Prin Pay	213	154	119	95	78

This information is furnished to you solely by Greenwich Capital Markets, Inc. ("GCM") and not by the issuer of the securities or any of its affiliates.  GCM is acting as underwriter and not as agent for the issuer or its affiliates in connection with the proposed transaction.

Net WAC Pass-Through Rate for the Group I
Certificates
Assumptions to Optional Termination
Period		Effective	Period		Effective	Period		Effective
	NWC (1)	NWC (1,2)		NWC (1)	NWC (1,2)		NWC (1)	NWC (1,2)
	(%)	(%)		(%)	(%)		(%)	(%)
1	8.27	NA	35	9.24	10.00	69	13.97	13.97
2	7.20	10.00	36	11.49	11.49	70	14.44	14.44
3	7.97	10.00	37	11.12	11.12	71	13.97	13.97
4	7.20	10.00	38	11.12	11.12	72	14.44	14.44
5	7.44	10.00	39	11.89	11.89	73	13.97	13.97
6	7.20	10.00	40	11.12	11.12	74	13.97	13.97
7	7.44	10.00	41	11.49	11.49	75	15.47	15.47
8	7.20	10.00	42	12.09	12.09	76	13.97	13.97
9	7.20	10.00	43	12.49	12.49	77	14.44	14.44
10	7.44	10.00	44	12.09	12.09	78	13.97	13.97
11	7.20	10.00	45	12.09	12.09	79	14.44	14.44
12	7.44	10.00	46	12.49	12.49	80	13.97	13.97
13	7.20	10.00	47	12.09	12.09	81	13.97	13.97
14	7.20	10.00	48	13.49	13.49	82	14.44	14.44
15	7.97	10.00	49	13.06	13.06	83	13.97	13.97
16	7.20	10.00	50	13.06	13.06	84	14.44	14.44
17	7.44	10.00	51	14.46	14.46	85	13.97	13.97
18	7.20	10.00	52	13.06	13.06	86	13.97	13.97
19	7.44	10.00	53	13.49	13.49	87	14.94	14.94
20	7.20	10.00	54	13.51	13.51	88	13.97	13.97
21	7.20	10.00	55	13.97	13.97	89	14.44	14.44
22	7.44	10.00	56	13.51	13.51	90	13.97	13.97
23	7.20	10.00	57	13.51	13.51	91	14.44	14.44
24	9.01	10.00	58	13.97	13.97	92	13.97	13.97
25	8.72	10.00	59	13.52	13.52	93	13.97	13.97
26	8.72	10.00	60	14.44	14.44	94	14.44	14.44
27	9.66	10.00	61	13.97	13.97	95	13.97	13.97
28	8.72	10.00	62	13.97	13.97	96	14.44	14.44
29	9.01	10.00	63	15.47	15.47	97	13.97	13.97
30	9.23	10.00	64	13.97	13.97	98	13.97	13.97
31	9.54	10.00	65	14.44	14.44
32	9.23	10.00	66	13.97	13.97
33	9.23	10.00	67	14.44	14.44
34	9.54	10.00	68	13.97	13.97

(1)

Assumes 1mLIBOR and 6mLIBOR increases instantaneously to 20.00% and the cash flows are run to the Optional Termination at the pricing speed.

(2)

Assumes proceeds from the related Yield Maintenance Agreement are included.

Yield Maintenance Agreement Schedule and Strike Rates For Group I Certificates and Class MV Certificates
Period			Cap Ceiling Rate (%)
	Notional Schedule ($)	Cap Strike Rate (%)
1	117,480,000	8.26551	10.00000
2	114,158,800	7.19901	10.00000
3	110,928,947	7.97035	10.00000
4	107,787,939	7.19904	10.00000
5	104,733,345	7.43902	10.00000
6	101,762,797	7.19907	10.00000
7	98,873,994	7.43905	10.00000
8	96,064,698	7.19910	10.00000
9	93,332,729	7.19911	10.00000
10	90,675,971	7.43910	10.00000
11	88,092,363	7.19914	10.00000
12	85,579,899	7.43913	10.00000
13	83,136,631	7.19917	10.00000
14	80,760,663	7.19919	10.00000
15	78,450,149	7.97054	10.00000
16	76,203,296	7.19922	10.00000
17	74,018,359	7.43921	10.00000
18	71,893,639	7.19925	10.00000
19	69,827,486	7.43924	10.00000
20	67,818,294	7.19928	10.00000
21	65,864,501	7.19929	10.00000
22	63,964,586	7.43929	10.00000
23	62,117,073	7.19932	10.00000
24	60,320,523	9.01293	10.00000
25	58,585,208	8.72242	10.00000
26	56,897,505	8.72265	10.00000
27	55,256,115	9.65748	10.00000
28	53,659,770	8.72312	10.00000
29	52,107,242	9.01414	10.00000
30	50,597,333	9.23170	10.00000
31	49,131,270	9.53984	10.00000
32	47,705,411	9.23250	10.00000
33	46,318,659	9.23291	10.00000
34	44,969,946	9.54109	10.00000
35	43,658,233	9.24071	10.00000

This information is furnished to you solely by Greenwich Capital Markets, Inc. ("GCM") and not by the issuer of the securities or any of its affiliates.  GCM is acting as underwriter and not as agent for the issuer or its affiliates in connection with the proposed transaction.

Group I Excess Spread (1,2)

Period	FWD 1 Month LIBOR %	FWD 6 Month LIBOR %	FORWARD LIBOR (%)	Period	FWD 1 Month LIBOR %	FWD 6 Month LIBOR %	FORWARD LIBOR (%)
1	2.11000	2.49300	5.14799	51	4.65200	4.76200	6.18548
2	2.38600	2.62400	4.52263	52	4.68000	4.78500	5.63322
3	2.39100	2.72000	4.79403	53	4.70600	4.80500	5.78194
4	2.53700	2.82700	4.35609	54	4.72900	4.82300	5.72275
5	2.66800	2.92100	4.32062	55	4.75100	4.83900	5.87652
6	2.78800	3.00300	4.08831	56	4.77000	4.85400	5.67794
7	2.88500	3.07300	4.09457	57	4.78700	4.87200	5.65891
8	2.95800	3.13900	3.90196	58	4.80100	4.89200	5.82223
9	3.02600	3.20300	3.82575	59	4.81200	4.91500	5.62983
10	3.09400	3.26600	3.86844	60	4.82100	4.94200	5.91747
11	3.15200	3.32600	3.68302	61	4.84100	4.97200	5.71498
12	3.20700	3.38500	3.74270	62	4.87400	5.00300	5.67978
13	3.27200	3.44200	3.54578	63	4.90600	5.03400	6.19507
14	3.34000	3.49400	3.46894	64	4.93700	5.06300	5.61212
15	3.39600	3.54300	3.79448	65	4.96800	5.09100	5.76445
16	3.45000	3.59000	3.34087	66	4.99700	5.11800	5.72313
17	3.49900	3.62900	3.41668	67	5.02500	5.14300	5.87985
18	3.54200	3.64500	3.23013	68	5.05200	5.16700	5.66277
19	3.58200	3.65400	3.31786	69	5.07800	5.19000	5.63394
20	3.63300	3.67900	3.11966	70	5.10200	5.21100	5.79712
21	3.67100	3.70500	3.07161	71	5.12500	5.23100	5.58131
22	3.68300	3.73400	3.19236	72	5.14700	5.24900	5.88171
23	3.59300	3.77000	3.13534	73	5.16700	5.26500	5.67026
24	3.59500	3.83000	4.71445	74	5.18500	5.28000	5.65245
25	3.73100	3.89800	4.43565	75	5.20200	5.29300	6.21588
26	3.78700	3.95000	4.37527	76	5.21800	5.30400	5.61979
27	3.84200	4.00000	4.75823	77	5.23100	5.31300	5.80156
28	3.89500	4.04700	4.25842	78	5.24300	5.32000	5.67696
29	3.94600	4.09000	4.35406	79	5.25300	5.32500	5.87251
30	3.99400	4.13100	4.30843	80	5.26100	5.33000	5.68171
31	4.04000	4.16700	4.41233	81	5.26700	5.33500	5.68757
32	4.08100	4.19900	4.21220	82	5.27100	5.34200	5.88951
33	4.11900	4.23000	4.16943	83	5.27300	5.35000	5.70633
34	4.15300	4.25900	4.28910	84	5.27300	5.36000	5.95207
35	4.18200	4.28700	4.10365	85	5.27900	5.37300	5.76637
36	4.20700	4.31500	5.74698	86	5.29300	5.38600	5.76626
37	4.23200	4.34400	5.55573	87	5.30600	5.40000	6.15305
38	4.26100	4.37300	5.46843	88	5.31900	5.41400	5.76930
39	4.29000	4.40300	5.80044	89	5.33300	5.42700	5.96337
40	4.31900	4.43300	5.45889	90	5.34600	5.44100	5.85420
41	4.34800	4.46300	5.61060	91	5.35900	5.45400	6.04950
42	4.37700	4.49300	5.73203	92	5.37300	5.46800	5.85697
43	4.40600	4.52400	5.87278	93	5.38600	5.48200	5.85832
44	4.43500	4.55500	5.68011	94	5.39900	5.49500	6.05249
45	4.46500	4.58700	5.65327	95	5.41200	5.50900	5.86258
46	4.49600	4.61900	5.79487	96	5.42600	5.52300	6.13841
47	4.52700	4.65000	5.59831	97	5.43900	5.53700	5.94940
48	4.55800	4.68100	5.92941	98	5.45300	5.55100	5.95218
49	4.59100	4.71000	5.72690
50	4.62200	4.73700	5.69441

(1)   Assumes the Pricing Prepayment Speed

(2)  Calculated as (a) interest collections on the collateral (net of the trustee fees and servicing fees), less total interest on the Offered Certificates divided by (b) collateral balance as of the beginning period.

This information is furnished to you solely by Greenwich Capital Markets, Inc. ("GCM") and not by the issuer of the securities or any of its affiliates.  GCM is acting as underwriter and not as agent for the issuer or its affiliates in connection with the proposed transaction.

Group II Excess Spread (1,2)

Period	FWD 1 Month LIBOR %	FWD 6 Month LIBOR %	FORWARD LIBOR (%)	Period	FWD 1 Month LIBOR %	FWD 6 Month LIBOR %	FORWARD LIBOR (%)
1	2.11000	2.49300	3.42770	51	4.65200	4.76200	2.32142
2	2.38600	2.62400	3.24760	52	4.68000	4.78500	2.31720
3	2.39100	2.72000	3.31104	53	4.70600	4.80500	2.31289
4	2.53700	2.82700	3.18335	54	4.72900	4.82300	2.30846
5	2.66800	2.92100	3.15908	55	4.75100	4.83900	2.30393
6	2.78800	3.00300	3.08569	56	4.77000	4.85400	2.29929
7	2.88500	3.07300	3.06966	57	4.78700	4.87200	2.29454
8	2.95800	3.13900	3.00805	58	4.80100	4.89200	2.28968
9	3.02600	3.20300	2.97268	59	4.81200	4.91500	2.28469
10	3.09400	3.26600	2.95903	60	4.82100	4.94200	2.27958
11	3.15200	3.32600	2.90471	61	4.84100	4.97200	2.27435
12	3.20700	3.38500	2.89338	62	4.87400	5.00300	2.26924
13	3.27200	3.44200	2.84515	63	4.90600	5.03400	2.26400
14	3.34000	3.49400	2.81732	64	4.93700	5.06300	2.25863
15	3.39600	3.54300	2.83027	65	4.96800	5.09100	2.25313
16	3.45000	3.59000	2.77121	66	4.99700	5.11800	2.24749
17	3.49900	3.62900	2.75898	67	5.02500	5.14300	2.24172
18	3.54200	3.64500	2.73390	68	5.05200	5.16700	2.23580
19	3.58200	3.65400	2.71993	69	5.07800	5.19000	2.22973
20	3.63300	3.67900	2.70298	70	5.10200	5.21100	2.22352
21	3.67100	3.70500	2.68716	71	5.12500	5.23100	2.21715
22	3.68300	3.73400	2.67095	72	5.14700	5.24900	2.21062
23	3.59300	3.77000	2.65435	73	5.16700	5.26500	2.20392
24	3.59500	3.83000	2.63735	74	5.18500	5.28000	2.19721
25	3.73100	3.89800	2.61994	75	5.20200	5.29300	2.19034
26	3.78700	3.95000	2.60212	76	5.21800	5.30400	2.18328
27	3.84200	4.00000	2.58386	77	5.23100	5.31300	2.17605
28	3.89500	4.04700	2.56517	78	5.24300	5.32000	2.16863
29	3.94600	4.09000	2.54602	79	5.25300	5.32500	2.16102
30	3.99400	4.13100	2.52689	80	5.26100	5.33000	2.15322
31	4.04000	4.16700	2.51465	81	5.26700	5.33500	2.14600
32	4.08100	4.19900	2.50212	82	5.27100	5.34200	2.14618
33	4.11900	4.23000	2.48929	83	5.27300	5.35000	2.14635
34	4.15300	4.25900	2.47614	84	5.27300	5.36000	2.14652
35	4.18200	4.28700	2.46268	85	5.27900	5.37300	2.14670
36	4.20700	4.31500	2.44889	86	5.29300	5.38600	2.14010
37	4.23200	4.34400	2.43476	87	5.30600	5.40000	2.13384
38	4.26100	4.37300	2.42861	88	5.31900	5.41400	2.12788
39	4.29000	4.40300	2.42205	89	5.33300	5.42700	2.12222
40	4.31900	4.43300	2.41195	90	5.34600	5.44100	2.11684
41	4.34800	4.46300	2.40163	91	5.35900	5.45400	2.11173
42	4.37700	4.49300	2.39107	92	5.37300	5.46800	2.10688
43	4.40600	4.52400	2.38027	93	5.38600	5.48200	2.10227
44	4.43500	4.55500	2.36922	94	5.39900	5.49500	2.09790
45	4.46500	4.58700	2.35792	95	5.41200	5.50900	2.09374
46	4.49600	4.61900	2.34635	96	5.42600	5.52300	2.08980
47	4.52700	4.65000	2.33731	97	5.43900	5.53700	2.08606
48	4.55800	4.68100	2.33348	98	5.45300	5.55100	2.08251
49	4.59100	4.71000	2.32956
50	4.62200	4.73700	2.32554

(1)   Assumes the Pricing Prepayment Speed

(2)

Calculated as (a) interest collections on the collateral (net of the trustee fees and servicing fees), less total interest on the Offered Certificates divided by (b) collateral balance as of the beginning period.

This information is furnished to you solely by Greenwich Capital Markets, Inc. ("GCM") and not by the issuer of the securities or any of its affiliates.  GCM is acting as underwriter and not as agent for the issuer or its affiliates in connection with the proposed transaction.

BREAKEVEN LOSSES

Class	MV-1	MV-2	MV-3	MV-4
Rating (S/M/F)	AA/Aa2/AA	A/A2/A	BBB/Baa2/BBB	BBB-/Baa3/BBB-

Loss Severity	30%	30%	30%	30%
Default	33.57 CDR	20.5 CDR	13.82 CDR	12.37 CDR
Collateral Loss	18.65%	14.15%	10.89%	10.06%

Loss Severity	40%	40%	40%	40%
Default	23.11 CDR	14.9 CDR	10.32 CDR	9.32 CDR
Collateral Loss	20.29%	15.31%	11.71%	10.82%

Loss Severity	50%	50%	50%	50%
Default	17.62 CDR	11.71 CDR	8.24 CDR	7.48 CDR
Collateral Loss	21.42%	16.10%	12.27%	11.35%

Assumptions:
1) Run at the Pricing Speed to Maturity
2) Forward LIBOR
3) Triggers are failing
4) 12 month liquidation lag
5) "Break" is the CDR that creates the first dollar of principal loss on the related bond
6) Defaults are in addition to prepayments

This information is furnished to you solely by Greenwich Capital Markets, Inc. ("GCM") and not by the issuer of the securities or any of its affiliates.  GCM is acting as underwriter and not as agent for the issuer or its affiliates in connection with the proposed transaction.

Class	MF-1	MF-2	MF-3	MF-4	MF-5
Rating (S/M/F)	AA+/Aa1/AA+	AA/Aa2/AA	AA-/Aa3/AA-	A+/A1/A+	A/A2/A

Loss Severity	30%	30%	30%	30%	30%
Default	27.25 CDR	21.1 CDR	18.06 CDR	15.64 CDR	13.6 CDR
Collateral Loss	16.72%	14.40%	13.06%	11.87%	10.77%

Loss Severity	40%	40%	40%	40%	40%
Default	17.96 CDR	14.41 CDR	12.55 CDR	11.03 CDR	9.71 CDR
Collateral Loss	17.35%	14.95%	13.55%	12.32%	11.17%

Loss Severity	50%	50%	50%	50%	50%
Default	13.39 CDR	10.94 CDR	9.62 CDR	8.52 CDR	7.55 CDR
Collateral Loss	17.75%	15.30%	13.87%	12.60%	11.43%

Class	MF-6	MF-7	MF-8	MF-9
Rating (S/M/F)	A-/A3/A-	BBB+/Baa1/BBB+	BBB/Baa2/BBB	BBB-/Baa3/BBB-

Loss Severity	30%	30%	30%	30%
Default	12.16 CDR	11.28 CDR	10.4 CDR	9.5 CDR
Collateral Loss	9.93%	9.39%	8.84%	8.24%

Loss Severity	40%	40%	40%	40%
Default	8.92 CDR	8.31 CDR	7.67 CDR	7.04 CDR
Collateral Loss	10.46%	9.88%	9.26%	8.64%

Loss Severity	50%	50%	50%	50%
Default	7.04 CDR	6.57 CDR	6.07 CDR	5.59 CDR
Collateral Loss	10.79%	10.19%	9.54%	8.89%
Assumptions:
1) Run at the Pricing Speed to Maturity
2) Forward LIBOR
3) Triggers are failing
4) 12 month liquidation lag
5) "Break" is the CDR that creates the first dollar of principal loss on the related bond
6) Defaults are in addition to prepayments

The information contained herein has been prepared solely for the use of Greenwich Capital Markets, Inc. and has not been independently verified by Greenwich Capital Markets, Inc.  Accordingly, Greenwich Capital Markets, Inc. makes no express or implied representations or warranties of any kind and expressly disclaims all liability for any use or misuse of the contents hereof.  Greenwich Capital Markets, Inc. assumes no responsibility for the accuracy of any material contained herein.  The information contained herein will be superseded by the description of the Mortgage Loans contained in the prospectus supplement.  Such information supersedes the information in all prior collateral term sheets, if any.

Initial Total Mortgage Loans

as of the Statistical Cut-off Date

Minimum

Maximum

Scheduled Principal Balance

$382,512,602

$24,925

$780,000

Average Scheduled Principal Balance

$151,731

Number of Mortgage Loans

2,521

Weighted Average Gross Coupon

7.894%

5.370%

11.990%

Weighted Average FICO Score

629

454

872

Weighted Average Combined Original LTV

77.64%

11.50%

100.00%

Weighted Average Original Term

329 months

60  months

360 months

Weighted Average Stated Remaining Term

328 months

58  months

360 months

Weighted Average Seasoning

1   months

0   months

4   months

Weighted Average Gross Margin

6.892%

4.070%

10.490%

Weighted Average Minimum Interest Rate

8.026%

5.370%

11.490%

Weighted Average Maximum Interest Rate

15.026%

12.370%

18.490%

Weighted Average Initial Rate Cap

3.000%

3.000%

3.000%

Weighted Average Subsequent Rate Cap

1.000%

1.000%

1.000%

Weighted Average Months to Roll

28  months

21  months

36  months

Maturity Date

Oct  1 2009

Dec 15 2034

Maximum Zip Code Concentration

0.77%

  11208

ARM

19.54%

Cash Out Refinance

47.76%

Fixed Rate

80.46%

Debt Consolidation

30.91%

Purchase

14.01%

2/28 Arms

10.25%

Rate/Term Refinance

7.33%

3/27 Arms

9.29%

Fixed Rate

80.46%

Condominium

2.63%

Five-Eight Family

3.11%

Not Interest Only

100.00%

Manufactured Housing

3.18%

Multi-Use

2.69%

Prepay Penalty:  0 months

22.93%

Single Family

70.10%

Prepay Penalty: 12 months

26.86%

Two-Four Family

18.30%

Prepay Penalty: 24 months

7.32%

Prepay Penalty: 30 months

1.03%

Non-owner

8.63%

Prepay Penalty: 36 months

41.87%

Primary

91.37%

First Lien

98.17%

Top 5 States:

Second Lien

1.83%

New York

29.64%

New Jersey

7.31%

Full

74.87%

Illinois

5.16%

Limited

6.60%

Florida

5.08%

No Income Verification

14.21%

Virginia

5.06%

Stated Income

4.32%

The information contained herein has been prepared solely for the use of Greenwich Capital Markets, Inc. and has not been independently verified by Greenwich Capital Markets, Inc.  Accordingly, Greenwich Capital Markets, Inc. makes no express or implied representations or warranties of any kind and expressly disclaims all liability for any use or misuse of the contents hereof.  Greenwich Capital Markets, Inc. assumes no responsibility for the accuracy of any material contained herein.  The information contained herein will be superseded by the description of the Mortgage Loans contained in the prospectus supplement.  Such information supersedes the information in all prior collateral term sheets, if any.

Adjustable Rate Mortgage Loans

as of the Statistical Cut-off Date

		Minimum	Maximum
Scheduled Principal Balance	$74,741,495	$27,968	$693,750
Average Scheduled Principal Balance	$157,682
Number of Mortgage Loans	474

Weighted Average Gross Coupon	8.026%	5.370%	11.490%
Weighted Average FICO Score	602	454	806
Weighted Average Combined Original LTV	79.60%	25.00%	100.00%

Weighted Average Original Term	359 months	240 months	360 months
Weighted Average Stated Remaining Term	358 months	237 months	360 months
Weighted Average Seasoning	1 months	0 months	4 months

Weighted Average Gross Margin	6.892%	4.070%	10.490%
Weighted Average Minimum Interest Rate	8.026%	5.370%	11.490%
Weighted Average Maximum Interest Rate	15.026%	12.370%	18.490%
Weighted Average Initial Rate Cap	3.000%	3.000%	3.000%
Weighted Average Subsequent Rate Cap	1.000%	1.000%	1.000%
Weighted Average Months to Roll	28 months	21 months	36 months

Maturity Date		Sep 1 2024	Dec 1 2034
Maximum Zip Code Concentration	1.33%	02909

The information contained herein has been prepared solely for the use of Greenwich Capital Markets, Inc. and has not been independently verified by Greenwich Capital Markets, Inc.  Accordingly, Greenwich Capital Markets, Inc. makes no express or implied representations or warranties of any kind and expressly disclaims all liability for any use or misuse of the contents hereof.  Greenwich Capital Markets, Inc. assumes no responsibility for the accuracy of any material contained herein.  The information contained herein will be superseded by the description of the Mortgage Loans contained in the prospectus supplement.  Such information supersedes the information in all prior collateral term sheets, if any.

Current Principal Balance ($)	# of Loans	Current Principal Balance ($)	Pct by Curr Prin Bal	Weighted Average Gross Coupon (%)	Weighted Average Stated Remaining Term (Months)	Weighted Average Combined Orig LTV (%)	Weighted Average FICO
0.01 - 50,000.00	41	1,808,812.57	2.42%	9.518	358	70.32	548
50,000.01 - 100,000.00	135	10,040,288.72	13.43%	8.632	357	72.13	575
100,000.01 - 150,000.00	102	12,519,130.04	16.75%	8.405	357	74.50	566
150,000.01 - 200,000.00	69	11,847,055.17	15.85%	8.221	357	79.89	599
200,000.01 - 250,000.00	41	9,171,268.06	12.27%	7.766	358	80.98	610
250,000.01 - 300,000.00	35	9,718,600.25	13.00%	7.869	359	83.93	617
300,000.01 - 350,000.00	22	7,069,513.77	9.46%	7.660	359	83.23	641
350,000.01 - 400,000.00	15	5,682,194.29	7.60%	7.399	359	82.44	620
400,000.01 - 450,000.00	5	2,179,100.00	2.92%	7.700	359	87.21	653
450,000.01 - 500,000.00	4	1,896,750.00	2.54%	7.355	359	85.08	636
500,000.01 - 550,000.00	3	1,543,531.82	2.07%	6.678	358	100.00	649
550,000.01 - 600,000.00	1	571,500.00	0.76%	7.340	358	79.93	600
650,000.01 - 700,000.00	1	693,750.00	0.93%	6.140	360	75.00	633
Total	474	74,741,494.69	100.00%	8.026	358	79.60	602

Current Gross Rate (%)	# of Loans	Current Principal Balance ($)	Pct by Curr Prin Bal	Weighted Average Gross Coupon (%)	Weighted Average Stated Remaining Term (Months)	Weighted Average Combined Orig LTV (%)	Weighted Average FICO
5.000 - 5.499	2	368,000.00	0.49%	5.423	360	60.85	642
5.500 - 5.999	1	238,000.00	0.32%	5.640	360	69.09	582
6.000 - 6.499	17	5,492,149.41	7.35%	6.308	359	85.13	657
6.500 - 6.999	37	7,116,537.79	9.52%	6.772	359	74.97	657
7.000 - 7.499	49	9,948,058.98	13.31%	7.290	359	81.84	626
7.500 - 7.999	96	16,789,192.47	22.46%	7.771	359	81.68	604
8.000 - 8.499	89	14,213,566.25	19.02%	8.271	356	82.91	594
8.500 - 8.999	61	8,282,019.54	11.08%	8.813	357	77.32	579
9.000 - 9.499	48	5,574,568.54	7.46%	9.290	358	79.88	567
9.500 - 9.999	35	3,562,288.02	4.77%	9.776	357	70.37	542
10.000 -10.499	15	1,526,100.00	2.04%	10.229	359	67.84	528
10.500 -10.999	12	858,595.59	1.15%	10.682	359	67.51	535
11.000 -11.499	12	772,418.10	1.03%	11.362	359	61.54	527
Total	474	74,741,494.69	100.00%	8.026	358	79.60	602

The information contained herein has been prepared solely for the use of Greenwich Capital Markets, Inc. and has not been independently verified by Greenwich Capital Markets, Inc.  Accordingly, Greenwich Capital Markets, Inc. makes no express or implied representations or warranties of any kind and expressly disclaims all liability for any use or misuse of the contents hereof.  Greenwich Capital Markets, Inc. assumes no responsibility for the accuracy of any material contained herein.  The information contained herein will be superseded by the description of the Mortgage Loans contained in the prospectus supplement.  Such information supersedes the information in all prior collateral term sheets, if any.

FICO	# of Loans	Current Principal Balance ($)	Pct by Curr Prin Bal	Weighted Average Gross Coupon (%)	Weighted Average Stated Remaining Term (Months)	Weighted Average Combined Orig LTV (%)	Weighted Average FICO
400-499	31	3,513,011.73	4.70%	8.837	357	69.86	490
500-524	73	9,338,351.80	12.49%	8.989	358	71.42	511
525-549	53	5,749,337.50	7.69%	8.469	358	73.43	537
550-574	77	9,940,009.68	13.30%	8.419	359	74.24	563
575-599	45	7,066,397.02	9.45%	7.911	359	75.10	585
600-624	58	10,666,353.09	14.27%	7.727	357	82.09	611
625-649	49	8,437,664.27	11.29%	7.826	356	84.22	634
650-674	33	6,967,576.86	9.32%	7.510	358	86.95	661
675-699	26	5,874,489.89	7.86%	7.457	358	92.36	686
700+	27	6,787,102.85	9.08%	7.264	359	85.95	730
None	2	401,200.00	0.54%	6.831	359	69.79	0
Total	474	74,741,494.69	100.00%	8.026	358	79.60	602

Combined Original LTV (%)	# of Loans	Current Principal Balance ($)	Pct by Curr Prin Bal	Weighted Average Gross Coupon (%)	Weighted Average Stated Remaining Term (Months)	Weighted Average Combined Orig LTV (%)	Weighted Average FICO
0.01- 49.99	21	1,756,511.73	2.35%	8.348	359	40.54	560
50.00- 54.99	24	3,338,869.17	4.47%	7.987	359	52.39	564
55.00- 59.99	12	1,440,900.00	1.93%	9.131	359	56.23	559
60.00- 64.99	19	2,353,699.97	3.15%	8.274	359	61.89	568
65.00- 69.99	32	4,740,504.34	6.34%	8.162	359	67.24	586
70.00- 74.99	62	8,326,781.64	11.14%	7.987	359	72.02	579
75.00- 79.99	56	9,743,403.32	13.04%	8.041	358	75.95	579
80.00	112	14,957,711.48	20.01%	8.262	359	80.00	587
80.01- 84.99	4	563,630.00	0.75%	7.709	359	82.04	589
85.00- 89.99	40	6,811,336.09	9.11%	7.883	358	85.47	594
90.00- 94.99	31	5,313,438.85	7.11%	7.857	352	90.14	622
95.00- 99.99	21	5,144,516.01	6.88%	7.763	359	95.00	667
100.00	40	10,250,192.09	13.71%	7.716	357	100.00	670
Total	474	74,741,494.69	100.00%	8.026	358	79.60	602

Original Term (months)	# of Loans	Current Principal Balance ($)	Pct by Curr Prin Bal	Weighted Average Gross Coupon (%)	Weighted Average Stated Remaining Term (Months)	Weighted Average Combined Orig LTV (%)	Weighted Average FICO
240.000	4	468,223.18	0.63%	8.457	238	92.64	594
312.000	1	37,800.00	0.05%	8.740	310	90.00	661
336.000	1	226,275.00	0.30%	9.190	334	75.00	491
360.000	468	74,009,196.51	99.02%	8.020	359	79.52	603
Total	474	74,741,494.69	100.00%	8.026	358	79.60	602

The information contained herein has been prepared solely for the use of Greenwich Capital Markets, Inc. and has not been independently verified by Greenwich Capital Markets, Inc.  Accordingly, Greenwich Capital Markets, Inc. makes no express or implied representations or warranties of any kind and expressly disclaims all liability for any use or misuse of the contents hereof.  Greenwich Capital Markets, Inc. assumes no responsibility for the accuracy of any material contained herein.  The information contained herein will be superseded by the description of the Mortgage Loans contained in the prospectus supplement.  Such information supersedes the information in all prior collateral term sheets, if any.

Stated Remaining Term (months)	# of Loans	Current Principal Balance ($)	Pct by Curr Prin Bal	Weighted Average Gross Coupon (%)	Weighted Average Stated Remaining Term (Months)	Weighted Average Combined Orig LTV (%)	Weighted Average FICO
181-240	4	468,223.18	0.63%	8.457	238	92.64	594
301-360	470	74,273,271.51	99.37%	8.024	359	79.51	602
Total	474	74,741,494.69	100.00%	8.026	358	79.60	602

Debt Ratio (%)	# of Loans	Current Principal Balance ($)	Pct by Curr Prin Bal	Weighted Average Gross Coupon (%)	Weighted Average Stated Remaining Term (Months)	Weighted Average Combined Orig LTV (%)	Weighted Average FICO
0.01 -20.00	24	2,813,711.36	3.76%	8.073	359	72.66	592
20.01 -25.00	27	2,644,123.49	3.54%	8.431	359	77.99	590
25.01 -30.00	39	5,492,487.02	7.35%	8.206	355	81.18	614
30.01 -35.00	43	6,390,401.45	8.55%	8.240	358	77.22	599
35.01 -40.00	58	8,430,487.46	11.28%	8.179	359	79.15	595
40.01 -45.00	84	14,112,543.76	18.88%	7.967	356	80.93	618
45.01 -50.00	103	18,768,581.47	25.11%	7.994	358	83.29	606
50.01 -55.00	73	11,800,588.96	15.79%	7.863	359	77.82	595
55.01 -60.00	23	4,288,569.72	5.74%	7.684	359	71.84	570
Total	474	74,741,494.69	100.00%	8.026	358	79.60	602

FRM/ARM	# of Loans	Current Principal Balance ($)	Pct by Curr Prin Bal	Weighted Average Gross Coupon (%)	Weighted Average Stated Remaining Term (Months)	Weighted Average Combined Orig LTV (%)	Weighted Average FICO
ARM	474	74,741,494.69	100.00%	8.026	358	79.60	602
Total	474	74,741,494.69	100.00%	8.026	358	79.60	602

Product	# of Loans	Current Principal Balance ($)	Pct by Curr Prin Bal	Weighted Average Gross Coupon (%)	Weighted Average Stated Remaining Term (Months)	Weighted Average Combined Orig LTV (%)	Weighted Average FICO
2/28 Arms	237	39,218,639.45	52.47%	7.940	358	80.39	598
3/27 Arms	237	35,522,855.24	47.53%	8.122	358	78.72	607
Total	474	74,741,494.69	100.00%	8.026	358	79.60	602

Interest Only	# of Loans	Current Principal Balance ($)	Pct by Curr Prin Bal	Weighted Average Gross Coupon (%)	Weighted Average Stated Remaining Term (Months)	Weighted Average Combined Orig LTV (%)	Weighted Average FICO
Not Interest Only	474	74,741,494.69	100.00%	8.026	358	79.60	602
Total	474	74,741,494.69	100.00%	8.026	358	79.60	602

The information contained herein has been prepared solely for the use of Greenwich Capital Markets, Inc. and has not been independently verified by Greenwich Capital Markets, Inc.  Accordingly, Greenwich Capital Markets, Inc. makes no express or implied representations or warranties of any kind and expressly disclaims all liability for any use or misuse of the contents hereof.  Greenwich Capital Markets, Inc. assumes no responsibility for the accuracy of any material contained herein.  The information contained herein will be superseded by the description of the Mortgage Loans contained in the prospectus supplement.  Such information supersedes the information in all prior collateral term sheets, if any.

Prepayment Penalty Original Term (months)	# of Loans	Current Principal Balance ($)	Pct by Curr Prin Bal	Weighted Average Gross Coupon (%)	Weighted Average Stated Remaining Term (Months)	Weighted Average Combined Orig LTV (%)	Weighted Average FICO
Prepay Penalty: 0 months	171	27,380,237.26	36.63%	8.297	357	78.79	597
Prepay Penalty: 12 months	15	3,311,877.00	4.43%	7.867	359	85.31	633
Prepay Penalty: 24 months	164	26,817,042.89	35.88%	7.768	359	79.67	597
Prepay Penalty: 30 months	1	180,250.89	0.24%	7.940	357	95.00	608
Prepay Penalty: 36 months	123	17,052,086.65	22.81%	8.031	358	79.51	612
Total	474	74,741,494.69	100.00%	8.026	358	79.60	602

Lien	# of Loans	Current Principal Balance ($)	Pct by Curr Prin Bal	Weighted Average Gross Coupon (%)	Weighted Average Stated Remaining Term (Months)	Weighted Average Combined Orig LTV (%)	Weighted Average FICO
First Lien	474	74,741,494.69	100.00%	8.026	358	79.60	602
Total	474	74,741,494.69	100.00%	8.026	358	79.60	602

Documentation Type	# of Loans	Current Principal Balance ($)	Pct by Curr Prin Bal	Weighted Average Gross Coupon (%)	Weighted Average Stated Remaining Term (Months)	Weighted Average Combined Orig LTV (%)	Weighted Average FICO
Full	338	48,051,653.98	64.29%	8.131	358	79.15	584
Limited	45	7,440,757.61	9.96%	7.708	359	82.88	641
No Income Verification	63	13,615,960.23	18.22%	7.889	357	82.31	635
Stated Income	28	5,633,122.87	7.54%	7.887	359	72.52	627
Total	474	74,741,494.69	100.00%	8.026	358	79.60	602

Loan Purpose	# of Loans	Current Principal Balance ($)	Pct by Curr Prin Bal	Weighted Average Gross Coupon (%)	Weighted Average Stated Remaining Term (Months)	Weighted Average Combined Orig LTV (%)	Weighted Average FICO
Cash Out Refinance	219	32,987,293.01	44.14%	8.001	359	75.07	584
Debt Consolidation	99	14,691,735.87	19.66%	8.214	355	75.05	573
Purchase	126	23,892,165.84	31.97%	7.899	359	89.22	648
Rate/Term Refinance	30	3,170,299.97	4.24%	8.371	354	75.18	588
Total	474	74,741,494.69	100.00%	8.026	358	79.60	602

Property Type	# of Loans	Current Principal Balance ($)	Pct by Curr Prin Bal	Weighted Average Gross Coupon (%)	Weighted Average Stated Remaining Term (Months)	Weighted Average Combined Orig LTV (%)	Weighted Average FICO
Condominium	27	4,548,770.41	6.09%	7.694	354	79.99	626
Single Family	352	48,421,630.64	64.79%	8.223	358	76.70	582
Two-Four Family	95	21,771,093.64	29.13%	7.659	359	85.96	642
Total	474	74,741,494.69	100.00%	8.026	358	79.60	602

The information contained herein has been prepared solely for the use of Greenwich Capital Markets, Inc. and has not been independently verified by Greenwich Capital Markets, Inc.  Accordingly, Greenwich Capital Markets, Inc. makes no express or implied representations or warranties of any kind and expressly disclaims all liability for any use or misuse of the contents hereof.  Greenwich Capital Markets, Inc. assumes no responsibility for the accuracy of any material contained herein.  The information contained herein will be superseded by the description of the Mortgage Loans contained in the prospectus supplement.  Such information supersedes the information in all prior collateral term sheets, if any.

Occupancy Status	# of Loans	Current Principal Balance ($)	Pct by Curr Prin Bal	Weighted Average Gross Coupon (%)	Weighted Average Stated Remaining Term (Months)	Weighted Average Combined Orig LTV (%)	Weighted Average FICO
Non-owner	50	6,838,446.94	9.15%	8.149	358	76.22	635
Primary	424	67,903,047.75	90.85%	8.014	358	79.94	599
Total	474	74,741,494.69	100.00%	8.026	358	79.60	602

State	# of Loans	Current Principal Balance ($)	Pct by Curr Prin Bal	Weighted Average Gross Coupon (%)	Weighted Average Stated Remaining Term (Months)	Weighted Average Combined Orig LTV (%)	Weighted Average FICO
Alabama	4	246,753.02	0.33%	8.992	333	87.96	559
Arkansas	2	94,630.00	0.13%	8.077	359	81.61	579
California	4	1,147,000.00	1.53%	6.440	359	85.49	596
Colorado	4	620,300.00	0.83%	8.011	359	78.60	629
Connecticut	18	2,741,677.05	3.67%	7.910	359	78.84	590
Delaware	4	621,475.00	0.83%	8.121	350	75.67	584
Florida	37	5,842,104.63	7.82%	7.939	359	76.67	581
Georgia	14	1,978,728.05	2.65%	8.589	358	84.79	604
Idaho	1	80,000.00	0.11%	8.040	359	80.00	585
Illinois	48	9,551,398.46	12.78%	7.851	354	85.60	616
Indiana	3	202,000.00	0.27%	8.160	360	69.37	569
Kansas	3	224,300.00	0.30%	8.586	350	91.08	625
Kentucky	2	210,100.00	0.28%	8.455	319	78.08	506
Louisiana	2	138,150.00	0.18%	10.095	359	79.27	576
Maine	8	722,020.00	0.97%	8.659	358	76.13	615
Maryland	17	2,832,254.67	3.79%	8.486	359	79.19	565
Massachusetts	34	9,906,604.28	13.25%	7.360	359	82.87	637
Michigan	22	2,223,977.02	2.98%	9.144	359	76.68	563
Minnesota	17	2,638,845.00	3.53%	8.277	358	81.96	629
Missouri	2	172,000.00	0.23%	10.155	359	64.61	515
Nebraska	1	251,100.00	0.34%	8.890	359	90.00	579
New Hampshire	8	1,539,902.77	2.06%	7.564	359	76.26	607
New Jersey	55	10,275,679.08	13.75%	8.053	359	74.92	592
New York	13	3,024,352.10	4.05%	8.005	359	74.49	634
North Carolina	3	206,425.64	0.28%	9.081	358	74.07	544
Ohio	50	4,402,741.33	5.89%	8.287	359	77.40	587
Oklahoma	1	85,553.15	0.11%	8.990	358	80.00	571
Oregon	1	198,000.00	0.26%	7.540	358	82.16	636
Pennsylvania	38	3,819,301.67	5.11%	8.417	359	74.04	564
Rhode Island	12	2,751,966.97	3.68%	7.856	359	88.68	664
South Carolina	4	482,750.89	0.65%	8.350	358	84.11	598
Tennessee	4	321,800.00	0.43%	8.712	359	78.00	591
Texas	4	402,000.00	0.54%	10.006	359	78.88	557
Utah	1	134,710.00	0.18%	7.890	359	95.00	635
Virginia	25	3,617,118.91	4.84%	7.934	359	77.19	593
Wisconsin	8	1,033,775.00	1.38%	8.793	359	76.87	583
Total	474	74,741,494.69	100.00%	8.026	358	79.60	602

The information contained herein has been prepared solely for the use of Greenwich Capital Markets, Inc. and has not been independently verified by Greenwich Capital Markets, Inc.  Accordingly, Greenwich Capital Markets, Inc. makes no express or implied representations or warranties of any kind and expressly disclaims all liability for any use or misuse of the contents hereof.  Greenwich Capital Markets, Inc. assumes no responsibility for the accuracy of any material contained herein.  The information contained herein will be superseded by the description of the Mortgage Loans contained in the prospectus supplement.  Such information supersedes the information in all prior collateral term sheets, if any.

Gross Margin (%)	# of Loans	Current Principal Balance ($)	Pct by Curr Prin Bal	Weighted Average Gross Coupon (%)	Weighted Average Stated Remaining Term (Months)	Weighted Average Combined Orig LTV (%)	Weighted Average FICO
4.000 - 4.499	3	606,000.00	0.81%	5.508	360	64.09	619
4.500 - 4.999	3	1,376,750.00	1.84%	6.214	360	83.80	613
5.000 - 5.499	22	4,559,511.42	6.10%	6.447	359	76.65	656
5.500 - 5.999	41	8,535,425.78	11.42%	6.827	359	79.96	652
6.000 - 6.499	60	12,052,287.90	16.13%	7.434	359	81.80	616
6.500 - 6.999	93	15,972,801.54	21.37%	7.887	359	82.20	606
7.000 - 7.499	79	11,550,756.76	15.45%	8.339	354	80.15	586
7.500 - 7.999	58	8,528,007.89	11.41%	8.800	358	80.94	591
8.000 - 8.499	51	6,155,382.21	8.24%	9.400	356	78.12	559
8.500 - 8.999	29	2,718,532.50	3.64%	9.865	359	69.28	543
9.000 - 9.499	17	1,545,425.00	2.07%	10.335	359	67.79	526
9.500 - 9.999	8	573,382.49	0.77%	10.972	359	64.74	539
10.000 -10.499	10	567,231.20	0.76%	11.378	359	65.30	525
Total	474	74,741,494.69	100.00%	8.026	358	79.60	602

Minimum Interest Rate (%)	# of Loans	Current Principal Balance ($)	Pct by Curr Prin Bal	Weighted Average Gross Coupon (%)	Weighted Average Stated Remaining Term (Months)	Weighted Average Combined Orig LTV (%)	Weighted Average FICO
5.000 - 5.499	2	368,000.00	0.49%	5.423	360	60.85	642
5.500 - 5.999	1	238,000.00	0.32%	5.640	360	69.09	582
6.000 - 6.499	17	5,492,149.41	7.35%	6.308	359	85.13	657
6.500 - 6.999	37	7,116,537.79	9.52%	6.772	359	74.97	657
7.000 - 7.499	49	9,948,058.98	13.31%	7.290	359	81.84	626
7.500 - 7.999	96	16,789,192.47	22.46%	7.771	359	81.68	604
8.000 - 8.499	89	14,213,566.25	19.02%	8.271	356	82.91	594
8.500 - 8.999	61	8,282,019.54	11.08%	8.813	357	77.32	579
9.000 - 9.499	48	5,574,568.54	7.46%	9.290	358	79.88	567
9.500 - 9.999	35	3,562,288.02	4.77%	9.776	357	70.37	542
10.000 -10.499	15	1,526,100.00	2.04%	10.229	359	67.84	528
10.500 -10.999	12	858,595.59	1.15%	10.682	359	67.51	535
11.000 -11.499	12	772,418.10	1.03%	11.362	359	61.54	527
Total	474	74,741,494.69	100.00%	8.026	358	79.60	602

The information contained herein has been prepared solely for the use of Greenwich Capital Markets, Inc. and has not been independently verified by Greenwich Capital Markets, Inc.  Accordingly, Greenwich Capital Markets, Inc. makes no express or implied representations or warranties of any kind and expressly disclaims all liability for any use or misuse of the contents hereof.  Greenwich Capital Markets, Inc. assumes no responsibility for the accuracy of any material contained herein.  The information contained herein will be superseded by the description of the Mortgage Loans contained in the prospectus supplement.  Such information supersedes the information in all prior collateral term sheets, if any.

Maximum Interest Rate (%)	# of Loans	Current Principal Balance ($)	Pct by Curr Prin Bal	Weighted Average Gross Coupon (%)	Weighted Average Stated Remaining Term (Months)	Weighted Average Combined Orig LTV (%)	Weighted Average FICO
12.000 -12.499	2	368,000.00	0.49%	5.423	360	60.85	642
12.500 -12.999	1	238,000.00	0.32%	5.640	360	69.09	582
13.000 -13.499	17	5,492,149.41	7.35%	6.308	359	85.13	657
13.500 -13.999	37	7,116,537.79	9.52%	6.772	359	74.97	657
14.000 -14.499	49	9,948,058.98	13.31%	7.290	359	81.84	626
14.500 -14.999	96	16,789,192.47	22.46%	7.771	359	81.68	604
15.000 -15.499	89	14,213,566.25	19.02%	8.271	356	82.91	594
15.500 -15.999	61	8,282,019.54	11.08%	8.813	357	77.32	579
16.000 -16.499	48	5,574,568.54	7.46%	9.290	358	79.88	567
16.500 -16.999	35	3,562,288.02	4.77%	9.776	357	70.37	542
17.000 -17.499	15	1,526,100.00	2.04%	10.229	359	67.84	528
17.500 -17.999	12	858,595.59	1.15%	10.682	359	67.51	535
18.000 -18.499	12	772,418.10	1.03%	11.362	359	61.54	527
Total	474	74,741,494.69	100.00%	8.026	358	79.60	602

Initial Periodic Rate Cap (%)	# of Loans	Current Principal Balance ($)	Pct by Curr Prin Bal	Weighted Average Gross Coupon (%)	Weighted Average Stated Remaining Term (Months)	Weighted Average Combined Orig LTV (%)	Weighted Average FICO
3.000	474	74,741,494.69	100.00%	8.026	358	79.60	602
Total	474	74,741,494.69	100.00%	8.026	358	79.60	602

Subsequent Periodic Rate Cap (%)	# of Loans	Current Principal Balance ($)	Pct by Curr Prin Bal	Weighted Average Gross Coupon (%)	Weighted Average Stated Remaining Term (Months)	Weighted Average Combined Orig LTV (%)	Weighted Average FICO
1.000	474	74,741,494.69	100.00%	8.026	358	79.60	602
Total	474	74,741,494.69	100.00%	8.026	358	79.60	602

Next Rate Change Date	# of Loans	Current Principal Balance ($)	Pct by Curr Prin Bal	Weighted Average Gross Coupon (%)	Weighted Average Stated Remaining Term (Months)	Weighted Average Combined Orig LTV (%)	Weighted Average FICO
09/01/06	5	1,106,869.65	1.48%	7.210	336	95.31	682
10/01/06	80	13,617,947.30	18.22%	7.872	358	83.64	621
11/01/06	119	19,022,827.50	25.45%	8.073	358	78.95	585
12/01/06	33	5,470,995.00	7.32%	7.793	360	74.27	567
08/01/07	1	49,563.10	0.07%	10.940	356	80.00	505
09/01/07	9	2,314,367.34	3.10%	7.713	357	92.33	668
10/01/07	66	9,720,152.30	13.01%	8.312	357	82.62	612
11/01/07	121	16,971,522.50	22.71%	8.144	359	76.80	602
12/01/07	40	6,467,250.00	8.65%	7.901	360	73.04	592
Total	474	74,741,494.69	100.00%	8.026	358	79.60	602

The information contained herein has been prepared solely for the use of Greenwich Capital Markets, Inc. and has not been independently verified by Greenwich Capital Markets, Inc.  Accordingly, Greenwich Capital Markets, Inc. makes no express or implied representations or warranties of any kind and expressly disclaims all liability for any use or misuse of the contents hereof.  Greenwich Capital Markets, Inc. assumes no responsibility for the accuracy of any material contained herein.  The information contained herein will be superseded by the description of the Mortgage Loans contained in the prospectus supplement.  Such information supersedes the information in all prior collateral term sheets, if any.

Appraisal Type	# of Loans	Current Principal Balance ($)	Pct by Curr Prin Bal	Weighted Average Gross Coupon (%)	Weighted Average Stated Remaining Term (Months)	Weighted Average Combined Orig LTV (%)	Weighted Average FICO
Full Appraisal	474	74,741,494.69	100.00%	8.026	358	79.60	602
Total	474	74,741,494.69	100.00%	8.026	358	79.60	602

The information contained herein has been prepared solely for the use of Greenwich Capital Markets, Inc. and has not been independently verified by Greenwich Capital Markets, Inc.  Accordingly, Greenwich Capital Markets, Inc. makes no express or implied representations or warranties of any kind and expressly disclaims all liability for any use or misuse of the contents hereof.  Greenwich Capital Markets, Inc. assumes no responsibility for the accuracy of any material contained herein.  The information contained herein will be superseded by the description of the Mortgage Loans contained in the prospectus supplement.  Such information supersedes the information in all prior collateral term sheets, if any.

Fixed Rate Mortgage Loans

as of the Statistical Cut-off Date

		Minimum	Maximum
Scheduled Principal Balance	$307,771,107	$24,925	$780,000
Average Scheduled Principal Balance	$150,352
Number of Mortgage Loans	2,047

Weighted Average Gross Coupon	7.862%	5.500%	11.990%
Weighted Average FICO Score	635	464	872
Weighted Average Combined Original LTV	77.17%	11.50%	100.00%

Weighted Average Original Term	322 months	60 months	360 months
Weighted Average Stated Remaining Term	321 months	58 months	360 months
Weighted Average Seasoning	1 months	0 months	4 months

Maturity Date		Oct 1 2009	Dec 15 2034
Maximum Zip Code Concentration	0.96%	11208

The information contained herein has been prepared solely for the use of Greenwich Capital Markets, Inc. and has not been independently verified by Greenwich Capital Markets, Inc.  Accordingly, Greenwich Capital Markets, Inc. makes no express or implied representations or warranties of any kind and expressly disclaims all liability for any use or misuse of the contents hereof.  Greenwich Capital Markets, Inc. assumes no responsibility for the accuracy of any material contained herein.  The information contained herein will be superseded by the description of the Mortgage Loans contained in the prospectus supplement.  Such information supersedes the information in all prior collateral term sheets, if any.

Current Principal Balance ($)	# of Loans	Current Principal Balance ($)	Pct by Curr Prin Bal	Weighted Average Gross Coupon (%)	Weighted Average Stated Remaining Term (Months)	Weighted Average Combined Orig LTV (%)	Weighted Average FICO
0.01 - 50,000.00	194	7,521,240.88	2.44%	8.941	252	63.20	619
50,000.01 - 100,000.00	606	46,436,607.54	15.09%	8.494	293	74.37	622
100,000.01 - 150,000.00	514	63,969,991.47	20.78%	8.204	299	78.99	636
150,000.01 - 200,000.00	258	44,841,723.32	14.57%	8.008	314	77.01	633
200,000.01 - 250,000.00	150	33,983,752.30	11.04%	7.524	330	74.87	641
250,000.01 - 300,000.00	129	35,482,854.80	11.53%	7.516	347	77.60	623
300,000.01 - 350,000.00	83	26,899,737.40	8.74%	7.532	348	78.02	634
350,000.01 - 400,000.00	58	21,689,156.43	7.05%	7.273	356	83.05	656
400,000.01 - 450,000.00	22	9,369,692.24	3.04%	7.348	359	81.19	657
450,000.01 - 500,000.00	15	7,112,085.89	2.31%	7.289	355	78.01	646
500,000.01 - 550,000.00	9	4,708,265.16	1.53%	7.052	357	79.32	657
550,000.01 - 600,000.00	6	3,516,000.00	1.14%	6.368	309	75.91	669
650,000.01 - 700,000.00	1	700,000.00	0.23%	6.290	359	70.00	614
750,000.01 - 800,000.00	2	1,540,000.00	0.50%	6.918	353	72.40	631
Total	2,047	307,771,107.43	100.00%	7.862	321	77.17	635

Current Gross Rate ($)	# of Loans	Current Principal Balance ($)	Pct by Curr Prin Bal	Weighted Average Gross Coupon (%)	Weighted Average Stated Remaining Term (Months)	Weighted Average Combined Orig LTV (%)	Weighted Average FICO
5.500 - 5.999	129	30,083,016.50	9.77%	5.910	325	71.16	684
6.000 - 6.499	127	27,815,280.22	9.04%	6.339	329	75.29	669
6.500 - 6.999	220	41,687,978.12	13.55%	6.820	319	73.64	652
7.000 - 7.499	181	30,880,973.77	10.03%	7.314	314	75.93	644
7.500 - 7.999	309	46,637,000.81	15.15%	7.801	319	78.91	632
8.000 - 8.499	220	29,033,094.96	9.43%	8.299	318	80.51	628
8.500 - 8.999	328	42,096,512.91	13.68%	8.794	308	80.41	617
9.000 - 9.499	198	23,478,533.11	7.63%	9.281	330	80.47	600
9.500 - 9.999	213	24,124,318.13	7.84%	9.792	333	80.56	601
10.000 -10.499	63	6,356,847.27	2.07%	10.236	332	75.78	578
10.500 -10.999	30	3,282,828.52	1.07%	10.719	338	69.93	566
11.000 -11.499	19	1,584,652.03	0.51%	11.197	348	68.47	579
11.500 -11.999	10	710,071.08	0.23%	11.673	338	62.53	556
Total	2,047	307,771,107.43	100.00%	7.862	321	77.17	635

The information contained herein has been prepared solely for the use of Greenwich Capital Markets, Inc. and has not been independently verified by Greenwich Capital Markets, Inc.  Accordingly, Greenwich Capital Markets, Inc. makes no express or implied representations or warranties of any kind and expressly disclaims all liability for any use or misuse of the contents hereof.  Greenwich Capital Markets, Inc. assumes no responsibility for the accuracy of any material contained herein.  The information contained herein will be superseded by the description of the Mortgage Loans contained in the prospectus supplement.  Such information supersedes the information in all prior collateral term sheets, if any.

FICO	# of Loans	Current Principal Balance ($)	Pct by Curr Prin Bal	Weighted Average Gross Coupon (%)	Weighted Average Stated Remaining Term (Months)	Weighted Average Combined Orig LTV (%)	Weighted Average FICO
400-499	30	3,481,372.84	1.13%	9.181	339	66.18	488
500-524	54	7,304,795.82	2.37%	8.905	350	70.52	512
525-549	138	17,140,902.37	5.57%	8.673	337	73.18	539
550-574	238	31,936,493.53	10.38%	8.485	333	74.82	561
575-599	247	38,602,196.77	12.54%	8.292	328	77.30	587
600-624	294	42,014,966.49	13.65%	7.900	311	77.48	611
625-649	297	45,251,648.11	14.70%	7.969	325	79.25	637
650-674	255	40,949,487.53	13.31%	7.473	317	78.59	662
675-699	169	28,762,364.17	9.35%	7.325	314	81.68	685
700+	317	51,399,678.80	16.70%	7.113	310	76.18	744
None	8	927,201.00	0.30%	8.802	325	54.75	0
Total	2,047	307,771,107.43	100.00%	7.862	321	77.17	635

Combined Original LTV (%)	# of Loans	Current Principal Balance ($)	Pct by Curr Prin Bal	Weighted Average Gross Coupon (%)	Weighted Average Stated Remaining Term (Months)	Weighted Average Combined Orig LTV (%)	Weighted Average FICO
0.01- 49.99	207	21,049,792.80	6.84%	7.820	288	39.60	631
50.00- 54.99	74	10,428,911.97	3.39%	7.556	321	52.70	638
55.00- 59.99	68	8,874,875.99	2.88%	7.550	311	57.59	640
60.00- 64.99	95	15,975,451.83	5.19%	7.340	313	62.29	637
65.00- 69.99	136	23,449,659.96	7.62%	7.531	322	66.80	636
70.00- 74.99	182	27,897,440.04	9.06%	7.585	328	71.75	635
75.00- 79.99	218	35,302,248.96	11.47%	7.939	332	76.30	627
80.00	278	39,662,113.56	12.89%	8.049	330	80.00	620
80.01- 84.99	72	12,152,272.85	3.95%	7.421	336	83.20	622
85.00- 89.99	224	33,105,225.51	10.76%	7.775	328	85.85	633
90.00- 94.99	217	34,801,042.87	11.31%	7.958	316	90.43	631
95.00- 99.99	112	19,416,792.80	6.31%	8.290	321	95.77	649
100.00	164	25,655,278.29	8.34%	8.528	310	100.00	670
Total	2,047	307,771,107.43	100.00%	7.862	321	77.17	635

The information contained herein has been prepared solely for the use of Greenwich Capital Markets, Inc. and has not been independently verified by Greenwich Capital Markets, Inc.  Accordingly, Greenwich Capital Markets, Inc. makes no express or implied representations or warranties of any kind and expressly disclaims all liability for any use or misuse of the contents hereof.  Greenwich Capital Markets, Inc. assumes no responsibility for the accuracy of any material contained herein.  The information contained herein will be superseded by the description of the Mortgage Loans contained in the prospectus supplement.  Such information supersedes the information in all prior collateral term sheets, if any.

Original Term (months)	# of Loans	Current Principal Balance ($)	Pct by Curr Prin Bal	Weighted Average Gross Coupon (%)	Weighted Average Stated Remaining Term (Months)	Weighted Average Combined Orig LTV (%)	Weighted Average FICO
60.000	7	321,300.00	0.10%	7.828	59	37.29	600
72.000	5	215,029.00	0.07%	9.043	71	72.91	629
84.000	7	344,416.00	0.11%	7.896	83	64.12	678
96.000	7	500,200.00	0.16%	6.808	95	51.64	723
108.000	9	667,030.00	0.22%	7.410	107	63.05	669
120.000	41	3,802,499.21	1.24%	7.166	119	60.05	642
132.000	6	617,600.00	0.20%	8.056	131	85.84	626
144.000	27	3,110,676.85	1.01%	7.769	143	82.31	670
156.000	25	2,653,447.26	0.86%	7.195	155	74.25	666
168.000	41	4,612,933.14	1.50%	8.293	167	83.23	649
180.000	244	23,318,871.01	7.58%	7.737	179	73.38	653
192.000	6	558,910.66	0.18%	8.131	191	65.85	610
204.000	9	1,262,950.00	0.41%	7.895	203	82.16	630
216.000	13	1,758,774.95	0.57%	7.594	215	77.67	677
228.000	18	2,585,678.54	0.84%	8.378	227	86.23	643
240.000	64	6,153,990.03	2.00%	8.237	239	76.96	642
252.000	18	2,317,206.05	0.75%	8.613	251	83.39	646
264.000	17	2,420,853.10	0.79%	7.881	263	80.36	629
276.000	11	1,399,802.70	0.45%	7.480	275	77.19	692
288.000	32	5,011,400.00	1.63%	7.779	287	77.14	653
296.000	1	102,000.00	0.03%	8.540	295	85.00	628
300.000	55	7,955,820.31	2.58%	7.948	299	78.37	654
312.000	22	3,197,970.50	1.04%	8.420	311	84.11	612
324.000	37	5,532,403.30	1.80%	8.159	323	83.31	634
336.000	60	8,856,414.12	2.88%	8.050	335	82.61	644
339.000	1	127,800.00	0.04%	8.840	338	90.00	555
345.000	1	139,000.00	0.05%	7.890	345	88.54	654
348.000	58	9,583,481.31	3.11%	8.048	347	81.57	638
360.000	1,205	208,642,649.39	67.79%	7.834	359	76.91	629
Total	2,047	307,771,107.43	100.00%	7.862	321	77.17	635

Stated Remaining Term (months)	# of Loans	Current Principal Balance ($)	Pct by Curr Prin Bal	Weighted Average Gross Coupon (%)	Weighted Average Stated Remaining Term (Months)	Weighted Average Combined Orig LTV (%)	Weighted Average FICO
1- 60	7	321,300.00	0.10%	7.828	59	37.29	600
61-120	69	5,529,174.21	1.80%	7.281	111	60.40	654
121-180	343	34,313,528.26	11.15%	7.778	171	75.81	654
181-240	110	12,320,304.18	4.00%	8.135	227	79.04	645
241-300	134	19,207,082.16	6.24%	7.945	284	78.86	652
301-360	1,384	236,079,718.62	76.71%	7.867	356	77.57	630
Total	2,047	307,771,107.43	100.00%	7.862	321	77.17	635

The information contained herein has been prepared solely for the use of Greenwich Capital Markets, Inc. and has not been independently verified by Greenwich Capital Markets, Inc.  Accordingly, Greenwich Capital Markets, Inc. makes no express or implied representations or warranties of any kind and expressly disclaims all liability for any use or misuse of the contents hereof.  Greenwich Capital Markets, Inc. assumes no responsibility for the accuracy of any material contained herein.  The information contained herein will be superseded by the description of the Mortgage Loans contained in the prospectus supplement.  Such information supersedes the information in all prior collateral term sheets, if any.

Debt Ratio (%)	# of Loans	Current Principal Balance ($)	Pct by Curr Prin Bal	Weighted Average Gross Coupon (%)	Weighted Average Stated Remaining Term (Months)	Weighted Average Combined Orig LTV (%)	Weighted Average FICO
0.01 -20.00	117	17,186,782.90	5.58%	8.216	325	72.38	649
20.01 -25.00	110	14,605,082.46	4.75%	7.609	295	74.41	653
25.01 -30.00	181	20,678,630.87	6.72%	7.938	304	73.70	637
30.01 -35.00	232	31,244,801.71	10.15%	7.823	313	75.35	637
35.01 -40.00	302	45,983,431.39	14.94%	7.871	316	77.95	630
40.01 -45.00	323	48,467,027.12	15.75%	7.971	323	77.81	631
45.01 -50.00	429	67,901,668.06	22.06%	7.902	324	81.01	637
50.01 -55.00	295	51,540,213.82	16.75%	7.705	332	76.46	627
55.01 -60.00	56	9,728,051.47	3.16%	7.551	346	73.14	644
None	2	435,417.63	0.14%	7.681	359	72.21	636
Total	2,047	307,771,107.43	100.00%	7.862	321	77.17	635

FRM/ARM	# of Loans	Current Principal Balance ($)	Pct by Curr Prin Bal	Weighted Average Gross Coupon (%)	Weighted Average Stated Remaining Term (Months)	Weighted Average Combined Orig LTV (%)	Weighted Average FICO
Fixed Rate	2,047	307,771,107.43	100.00%	7.862	321	77.17	635
Total	2,047	307,771,107.43	100.00%	7.862	321	77.17	635

Product	# of Loans	Current Principal Balance ($)	Pct by Curr Prin Bal	Weighted Average Gross Coupon (%)	Weighted Average Stated Remaining Term (Months)	Weighted Average Combined Orig LTV (%)	Weighted Average FICO
Fixed Rate	2,047	307,771,107.43	100.00%	7.862	321	77.17	635
Total	2,047	307,771,107.43	100.00%	7.862	321	77.17	635

Interest Only	# of Loans	Current Principal Balance ($)	Pct by Curr Prin Bal	Weighted Average Gross Coupon (%)	Weighted Average Stated Remaining Term (Months)	Weighted Average Combined Orig LTV (%)	Weighted Average FICO
Not Interest Only	2,047	307,771,107.43	100.00%	7.862	321	77.17	635
Total	2,047	307,771,107.43	100.00%	7.862	321	77.17	635

Prepayment Penalty Original Term (months)	# of Loans	Current Principal Balance ($)	Pct by Curr Prin Bal	Weighted Average Gross Coupon (%)	Weighted Average Stated Remaining Term (Months)	Weighted Average Combined Orig LTV (%)	Weighted Average FICO
Prepay Penalty: 0 months	507	60,310,879.33	19.60%	8.531	301	76.37	625
Prepay Penalty: 12 months	403	99,427,396.82	32.31%	7.234	354	75.23	628
Prepay Penalty: 24 months	7	1,170,100.00	0.38%	8.778	353	88.77	630
Prepay Penalty: 30 months	20	3,743,990.50	1.22%	8.329	273	87.32	638
Prepay Penalty: 36 months	1,110	143,118,740.78	46.50%	7.996	308	78.49	644
Total	2,047	307,771,107.43	100.00%	7.862	321	77.17	635

The information contained herein has been prepared solely for the use of Greenwich Capital Markets, Inc. and has not been independently verified by Greenwich Capital Markets, Inc.  Accordingly, Greenwich Capital Markets, Inc. makes no express or implied representations or warranties of any kind and expressly disclaims all liability for any use or misuse of the contents hereof.  Greenwich Capital Markets, Inc. assumes no responsibility for the accuracy of any material contained herein.  The information contained herein will be superseded by the description of the Mortgage Loans contained in the prospectus supplement.  Such information supersedes the information in all prior collateral term sheets, if any.

Lien	# of Loans	Current Principal Balance ($)	Pct by Curr Prin Bal	Weighted Average Gross Coupon (%)	Weighted Average Stated Remaining Term (Months)	Weighted Average Combined Orig LTV (%)	Weighted Average FICO
First Lien	1,933	300,757,622.03	97.72%	7.842	322	77.27	635
Second Lien	114	7,013,485.40	2.28%	8.696	263	72.65	628
Total	2,047	307,771,107.43	100.00%	7.862	321	77.17	635

Documentation Type	# of Loans	Current Principal Balance ($)	Pct by Curr Prin Bal	Weighted Average Gross Coupon (%)	Weighted Average Stated Remaining Term (Months)	Weighted Average Combined Orig LTV (%)	Weighted Average FICO
Full	1,665	238,326,089.73	77.44%	7.831	316	77.62	635
Limited	106	17,798,722.32	5.78%	7.847	348	76.44	627
No Income Verification	209	40,749,092.96	13.24%	7.989	336	75.80	638
Stated Income	67	10,897,202.42	3.54%	8.082	331	73.62	640
Total	2,047	307,771,107.43	100.00%	7.862	321	77.17	635

Loan Purpose	# of Loans	Current Principal Balance ($)	Pct by Curr Prin Bal	Weighted Average Gross Coupon (%)	Weighted Average Stated Remaining Term (Months)	Weighted Average Combined Orig LTV (%)	Weighted Average FICO
Cash Out Refinance	998	149,689,177.27	48.64%	7.794	325	72.61	626
Debt Consolidation	709	103,532,451.14	33.64%	7.909	305	80.64	636
Purchase	139	29,683,055.42	9.64%	7.935	355	83.20	668
Rate/Term Refinance	201	24,866,423.60	8.08%	7.990	320	82.90	641
Total	2,047	307,771,107.43	100.00%	7.862	321	77.17	635

Property Type	# of Loans	Current Principal Balance ($)	Pct by Curr Prin Bal	Weighted Average Gross Coupon (%)	Weighted Average Stated Remaining Term (Months)	Weighted Average Combined Orig LTV (%)	Weighted Average FICO
Condominium	47	5,498,938.00	1.79%	8.005	324	72.54	638
Five-Eight Family	49	11,888,156.33	3.86%	8.886	348	66.55	675
Manufacture Housing	133	12,159,494.42	3.95%	8.257	303	77.52	634
Multi-Use	54	10,277,609.32	3.34%	9.619	356	68.44	640
Single Family	1,556	219,712,169.38	71.39%	7.857	313	78.33	632
Two-Four Family	208	48,234,739.98	15.67%	7.141	348	76.77	638
Total	2,047	307,771,107.43	100.00%	7.862	321	77.17	635

Occupancy Status	# of Loans	Current Principal Balance ($)	Pct by Curr Prin Bal	Weighted Average Gross Coupon (%)	Weighted Average Stated Remaining Term (Months)	Weighted Average Combined Orig LTV (%)	Weighted Average FICO
Non-owner	139	26,155,614.78	8.50%	8.773	343	69.40	656
Primary	1,908	281,615,492.65	91.50%	7.777	319	77.89	633
Total	2,047	307,771,107.43	100.00%	7.862	321	77.17	635

The information contained herein has been prepared solely for the use of Greenwich Capital Markets, Inc. and has not been independently verified by Greenwich Capital Markets, Inc.  Accordingly, Greenwich Capital Markets, Inc. makes no express or implied representations or warranties of any kind and expressly disclaims all liability for any use or misuse of the contents hereof.  Greenwich Capital Markets, Inc. assumes no responsibility for the accuracy of any material contained herein.  The information contained herein will be superseded by the description of the Mortgage Loans contained in the prospectus supplement.  Such information supersedes the information in all prior collateral term sheets, if any.

State	# of Loans	Current Principal Balance ($)	Pct by Curr Prin Bal	Weighted Average Gross Coupon (%)	Weighted Average Stated Remaining Term (Months)	Weighted Average Combined Orig LTV (%)	Weighted Average FICO
Alabama	8	591,350.00	0.19%	9.025	329	68.61	619
Arizona	62	7,281,783.90	2.37%	7.729	319	82.38	653
Arkansas	2	98,979.85	0.03%	9.852	282	77.12	587
California	42	7,686,696.07	2.50%	7.363	306	61.33	682
Colorado	9	1,037,504.39	0.34%	8.628	305	79.36	611
Connecticut	38	5,894,125.14	1.92%	8.018	313	76.54	639
Delaware	13	1,976,562.57	0.64%	7.621	267	82.48	640
Florida	103	13,585,008.66	4.41%	7.822	304	78.68	636
Georgia	12	1,091,103.69	0.35%	8.124	313	68.99	607
Idaho	1	64,200.00	0.02%	6.990	179	67.58	771
Illinois	85	10,186,220.33	3.31%	8.217	295	76.13	646
Indiana	26	3,222,450.00	1.05%	7.661	285	85.99	648
Kansas	7	742,500.00	0.24%	8.836	244	78.32	611
Kentucky	35	3,492,884.67	1.13%	8.358	324	85.56	631
Louisiana	36	4,324,892.31	1.41%	8.420	311	84.91	628
Maine	6	714,913.58	0.23%	7.632	355	76.61	640
Maryland	77	10,626,325.53	3.45%	8.270	305	75.55	633
Massachusetts	49	7,934,375.09	2.58%	7.016	322	67.63	651
Michigan	80	8,129,087.82	2.64%	8.497	309	85.37	629
Minnesota	23	2,776,262.71	0.90%	8.196	332	79.78	646
Missouri	82	7,965,309.32	2.59%	8.548	282	84.28	643
Montana	1	71,147.58	0.02%	7.540	358	80.00	662
Nebraska	8	830,275.22	0.27%	8.450	245	91.04	653
New Hampshire	20	3,492,335.18	1.13%	7.595	322	77.97	652
New Jersey	108	17,698,433.75	5.75%	8.185	315	70.98	633
New Mexico	2	204,000.00	0.07%	8.452	359	74.62	595
New York	446	110,353,847.55	35.86%	7.347	353	74.69	630
North Carolina	134	13,772,658.85	4.47%	8.743	274	83.70	623
Ohio	113	12,967,818.73	4.21%	8.334	300	86.97	637
Oregon	4	614,000.00	0.20%	7.371	293	77.76	636
Pennsylvania	150	14,782,621.37	4.80%	8.154	300	76.93	640
Rhode Island	14	2,122,239.58	0.69%	8.058	309	65.71	663
South Carolina	55	5,867,489.70	1.91%	8.848	284	82.91	619
Tennessee	27	2,435,763.78	0.79%	7.946	270	86.24	627
Texas	3	291,600.00	0.09%	7.813	359	75.89	641
Virginia	109	15,733,695.60	5.11%	8.315	318	79.23	626
Washington	4	552,723.72	0.18%	7.895	249	75.28	647
Wisconsin	53	6,557,921.19	2.13%	8.125	290	83.49	645
Total	2,047	307,771,107.43	100.00%	7.862	321	77.17	635

The information contained herein has been prepared solely for the use of Greenwich Capital Markets, Inc. and has not been independently verified by Greenwich Capital Markets, Inc.  Accordingly, Greenwich Capital Markets, Inc. makes no express or implied representations or warranties of any kind and expressly disclaims all liability for any use or misuse of the contents hereof.  Greenwich Capital Markets, Inc. assumes no responsibility for the accuracy of any material contained herein.  The information contained herein will be superseded by the description of the Mortgage Loans contained in the prospectus supplement.  Such information supersedes the information in all prior collateral term sheets, if any.

Appraisal Type	# of Loans	Current Principal Balance ($)	Pct by Curr Prin Bal	Weighted Average Gross Coupon (%)	Weighted Average Stated Remaining Term (Months)	Weighted Average Combined Orig LTV (%)	Weighted Average FICO
Full Appraisal	1,983	298,458,380.18	96.97%	7.904	322	77.50	633
Insured AVM	64	9,312,727.25	3.03%	6.522	275	66.29	692
Total	2,047	307,771,107.43	100.00%	7.862	321	77.17	635